UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/08

Item 1.	Reports to Stockholders.

JUNE 30, 2008

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

*Not part of the semiannual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2008.

Performance Summary as of 6/30/08

Templeton Developing Markets Securities Fund – Class 3 had a -16.82% total return for the six-month period ended 6/30/08.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index’s -11.64% total return, and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index’s -12.26% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging markets lost value in the first quarter of 2008. Concerns of a U.S. recession, the unwinding of the Japanese yen carry trade and the bailout of Bear Stearns by JPMorgan Chase pushed global stock markets down in the first quarter. In the second quarter, markets recorded mixed results, as Latin America and Eastern Europe registered positive returns while Asian markets declined.

Latin American markets were the top performers in the six-month reporting period due to stronger currencies, higher investor confidence and rising commodity prices for exports. Brazil and Argentina were among the region’s top performing countries. In Europe, Russia and the Czech Republic outperformed their regional peers while Turkey underperformed. Strong economic growth and high commodity prices continued to support the Russian stock market, while investor confidence in Turkey suffered due to political uncertainty despite higher-than-expected gross domestic product growth. Fears of a prolonged U.S. economic downturn and its impact on Asia, coupled with overheating and inflationary concerns, pressured Asian markets to end the period in negative territory.

1. Source: © 2008 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

What is a carry trade?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

For the six months under review, sectors that had a negative impact on the Fund’s absolute performance were banks, energy and telecommunication services.2 Geographically, our investments in China, South Korea and Turkey also hurt Fund performance. Concerns about high inflation and an overheating economy led Chinese stock prices to decline, while political uncertainty had a negative impact on Turkey’s stock market. The largest individual detractors included Akbank, one of Turkey’s largest commercial banks, Chalco (Aluminum Corp. of China), China’s leading alumina and aluminum products manufacturer, and SK Energy, South Korea’s largest oil refiner. Based on our research, we believed the Fund’s investments in these sectors and countries were well positioned in their respective markets to benefit over the longer term from developments in emerging markets.

On the other hand, the largest contributor to absolute performance was the Fund’s exposure to Brazil. Brazil’s sovereign debt attained investment grade status for the first time from two major international ratings agencies, Standard & Poor’s and Fitch Ratings, which boosted international confidence in the country’s stock market. By industry, food and staples retailing contributed to Fund returns. Among the Fund’s top individual stock contributors were three Brazilian holdings, Petrobras (Petroleo Brasileiro), the national oil and gas company, Vale (Companhia Vale do Rio Doce), one of the world’s largest iron ore producers that also engages in various other mining activities, and Usiminas (Usinas Siderurgicas de Minas Gerais), the country’s major flat steel producer.

2. The banks sector comprises commercial banks in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

During the reporting period, we increased the Fund’s investments in Taiwan, Pakistan and Hungary, as market corrections allowed us to purchase stocks we believe are undervalued that are trading at what we considered attractive valuations. We also initiated investments in select frontier markets, which are markets we believe have potential to grow at a fast pace and could become tomorrow’s emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait, Ukraine and Panama, and as of period-end, the Fund had 1.2% of total net assets in frontier markets.

From a sector perspective, we made purchases in semiconductors, marine, electronic equipment manufacturing and computer hardware companies.3 The largest purchases during the period included shares of TSMC (Taiwan Semiconductor Manufacturing), the world’s biggest independent integrated circuit foundry, Qatar National Bank, Qatar’s largest bank, and Infosys Technologies, one of India’s top information technology (IT) consultancy companies.

To raise funds for redemptions during the reporting period, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold some positions as stocks reached sale price targets. As a result, the Fund reduced allocations to Russia, Brazil and China (via Hong Kong-listed China H and Red Chip shares).4 Key sales included UES (Unified Energy Systems), an electricity production group that would be split into individual companies due to restructuring in Russia’s power sector, China Telecom, the country’s leading integrated telecommunication services provider, and America Movil, a major wireless telecommunication provider in Mexico and Latin America.

Although this reporting period was challenging for emerging markets, we believe they are in a stronger position than in the past to weather the effects of a U.S. economic slowdown because many emerging

3. The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The electronic equipment manufacturing industry is part of electronic equipment and instruments in the SOI. The computer hardware industry is part of computers and peripherals in the SOI.

4. “China H” denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

Top 10 Holdings

Templeton Developing Markets

Securities Fund

6/30/08

Company Sector/Industry, Country	% of Total Net Assets

Vale (Companhia Vale do Rio Doce), ADR, pfd., A	7.0%
Metals & Mining, Brazil

Petrobras (Petroleo Brasileiro SA), ADR, pfd.	6.7%
Oil, Gas & Consumable Fuels, Brazil

Gazprom, ADR	3.5%
Oil, Gas & Consumable Fuels, Russia

Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel)	3.3%
Metals & Mining, Russia

Anglo American PLC	2.9%
Metals & Mining, U.K.

China Mobile Ltd.	2.5%
Wireless Telecommunication Services, China

LUKOIL, ADR	2.2%
Oil, Gas and Consumable Fuels, Russia

Chalco (Aluminum Corp. of China Ltd.), H	2.1%
Metals & Mining, China

SK Energy Co. Ltd.	2.1%
Oil, Gas & Consumable Fuels, South Korea

Akbank TAS	2.1%
Commercial Banks, Turkey

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

markets hold large fiscal reserves. We are also excited about frontier markets, what we consider the younger generation of emerging markets, and the potential investment opportunities they offer.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets

Securities Fund

6/30/08

% of Total Net Assets

Brazil	19.7%

China	12.3%

Russia	11.9%

Turkey	6.2%

South Korea	6.1%

Taiwan	6.1%

Mexico	5.0%

South Africa	4.8%

India	4.5%

U.K.	3.6%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Fund-Level Expenses Incurred During Period* 1/1/08–6/30/08
Actual	$1,000	$831.80	$8.02
Hypothetical (5% return before expenses)	$1,000	$1,016.11	$8.82

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 1		2007	2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.16	$13.92	$10.99		$8.73		$7.14	$4.71

Income from investment operations[a]:
Net investment income[b]	0.09	0.32	0.24		0.17		0.11	0.13
Net realized and unrealized gains (losses)	(2.70)	3.51	2.84		2.23		1.62	2.38

Total from investment operations	(2.61)	3.83	3.08		2.40		1.73	2.51

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.15)		(0.14)		(0.14)	(0.08)
Net realized gains	(2.44)	(1.21)	—		—		—	—

Total distributions	(2.81)	(1.59)	(0.15)		(0.14)		(0.14)	(0.08)

Redemption fees	— [c]	— [c]	—	[c]	—	[c]	—	—

Net asset value, end of period	$10.74	$16.16	$13.92		$10.99		$8.73	$7.14

Total return[d]	(16.79)%	29.09%	28.43%		27.76%		24.83%	53.74%
Ratios to average net assets[e]
Expenses	1.51% [f]	1.48% [f]	1.47%	[f]	1.53%	[f]	1.54% [f]	1.55%
Net investment income	1.28%	2.07%	1.93%		1.77%		1.52%	2.35%

Supplemental data
Net assets, end of period (000’s)	$555,056	$753,843	$749,120		$651,826		$477,290	$359,299
Portfolio turnover rate	25.06%[g]	98.32%	53.65%		31.24%		55.67%	46.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as the result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 2		2007	2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.99	$13.79	$10.90		$8.67		$7.09	$4.69

Income from investment operations[a]:
Net investment income[b]	0.07	0.27	0.20		0.14		0.09	0.11
Net realized and unrealized gains (losses)	(2.67)	3.49	2.82		2.21		1.63	2.35

Total from investment operations	(2.60)	3.76	3.02		2.35		1.72	2.46

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.13)		(0.12)		(0.14)	(0.06)
Net realized gains	(2.44)	(1.21)	—		—		—	—

Total distributions	(2.77)	(1.56)	(0.13)		(0.12)		(0.14)	(0.06)

Redemption fees	— [c]	— [c]	—	[c]	—	[c]	—	—

Net asset value, end of period	$10.62	$15.99	$13.79		$10.90		$8.67	$7.09

Total return[d]	(16.84)%	28.78%	28.09%		27.43%		24.71%	52.99%
Ratios to average net assets[e]
Expenses	1.76% [f]	1.73% [f]	1.72%	[f]	1.78%	[f]	1.79% [f]	1.80%
Net investment income	1.03%	1.82%	1.68%		1.52%		1.27%	2.10%

Supplemental data
Net assets, end of period (000’s)	$739,630	$1,090,549	$857,514		$650,646		$327,569	$170,953
Portfolio turnover rate	25.06%[g]	98.32%	53.65%		31.24%		55.67%	46.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as the result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 3		2007	2006		2005		2004[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.96	$13.78	$10.90		$8.68		$7.13

Income from investment operations[b]:
Net investment income[c]	0.07	0.24	0.20		0.04		0.08
Net realized and unrealized gains (losses)	(2.67)	3.52	2.83		2.32		1.61

Total from investment operations	(2.60)	3.76	3.03		2.36		1.69

Less distributions from:
Net investment income	(0.34)	(0.37)	(0.15)		(0.14)		(0.14)
Net realized gains	(2.44)	(1.21)	—		—		—

Total distributions	(2.78)	(1.58)	(0.15)		(0.14)		(0.14)

Redemption fees	— [d]	— [d]	—	[d]	—	[d]	—

Net asset value, end of period	$10.58	$15.96	$13.78		$10.90		$8.68

Total return[e]	(16.82)%	28.70%	28.17%		27.45%		24.15%
Ratios to average net assets[f]
Expenses	1.76% [g]	1.73% [g]	1.72%	[g]	1.78%	[g]	1.54% [g]
Net investment income	1.03%	1.82%	1.68%		1.52%		1.52%

Supplemental data
Net assets, end of period (000’s)	$71,889	$100,961	$43,372		$11,521		$12
Portfolio turnover rate	25.06%[h]	98.32%	53.65%		31.24%		55.67%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as the result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

Period Ended June 30, 2008[a] (unaudited)
Class 4

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.88

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	(1.39)

Total from investment operations	(1.36)

Less distributions from:
Net investment income	(0.37)
Net realized gains	(2.44)

Total distributions	(2.81)

Redemption fees	— [d]

Net asset value, end of period	$10.71

Total return[e]	(9.71)%
Ratios to average net assets[f]
Expenses	1.86% [g]
Net investment income	0.93%

Supplemental data
Net assets, end of period (000’s)	$3,034
Portfolio turnover rate	25.06%[h]

aFor the period February 29, 2008 (effective date) to June 30, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as the result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 76.5%
Austria 1.4%
Erste Bank der oesterreichischen Sparkassen AG	Commercial Banks	4,137	$257,567
[a]IMMOEAST AG	Real Estate Management & Development	253,676	2,248,837
[a]Meinl European Land Ltd.	Real Estate Management & Development	79,261	892,351
OMV AG	Oil, Gas & Consumable Fuels	148,959	11,694,706
Wienerberger AG	Building Products	111,768	4,693,651

			19,787,112

Brazil 1.9%
AES Tiete SA	Independent Power Producers & Energy Traders	591,052	7,185,382
American Banknote SA	Commercial Services & Supplies	27,977	287,937
Banco Itau Holdings Financeira SA, ADR	Commercial Banks	8,600	174,666
Companhia de Bebidas das Americas (AmBev)	Beverages	33,601	2,020,419
Natura Cosmeticos SA	Personal Products	360,183	3,706,973
Souza Cruz SA	Tobacco	432,318	12,323,436

			25,698,813

China 12.3%
Aluminum Corp. of China Ltd., H	Metals & Mining	25,205,000	29,060,624
China Construction Bank Corp., H	Commercial Banks	6,436,000	5,183,633
China International Marine Containers (Group) Co. Ltd., B	Machinery	390,156	465,350
China Life Insurance Co. Ltd., H	Insurance	774,000	2,709,955
China Mengniu Dairy Co. Ltd.	Food Products	176,000	498,842
China Mobile Ltd.	Wireless Telecommunication Services	2,544,500	34,199,699
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	23,532,000	22,031,306
China Shipping Container Lines Co. Ltd., H	Marine	4,322,000	1,690,609
China Shipping Development Co. Ltd., H	Marine	234,000	702,248
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	2,230,000	1,212,633
CNOOC Ltd.	Oil, Gas & Consumable Fuels	11,328,000	19,496,843
Denway Motors Ltd.	Automobiles	15,338,234	5,921,073
Dongfeng Motor Corp., H	Automobiles	13,936,000	5,576,366
FerroChina Ltd.	Metals & Mining	247,292	221,762
[a]Honghua Group Ltd.	Energy Equipment & Services	376,000	161,544
Industrial and Commercial Bank of China, H	Commercial Banks	4,685,000	3,202,546
Jiangxi Copper Co. Ltd., H	Metals & Mining	1,758,000	3,449,601
Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	1,284,000	1,001,214
[b]PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	19,936,000	25,823,669
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	1,459,000	4,284,985
Shenzhen Investment Ltd.	Real Estate Management & Development	292,000	105,232
Sinotrans Ltd., H	Air Freight & Logistics	648,000	159,564
Soho China Ltd.	Real Estate Management & Development	1,520,000	828,497

			167,987,795

Egypt 0.1%
Telecom Egypt	Diversified Telecommunication Services	347,854	1,070,772

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Hong Kong 1.0%
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	196,000	$2,641,906
China Infrastructure Machinery Holdings Ltd.	Machinery	133,000	123,665
Citic Pacific Ltd.	Industrial Conglomerates	346,000	1,275,770
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	888,733	4,301,468
GOME Electrical Appliances Holdings Ltd.	Specialty Retail	5,061,000	2,401,578
VTech Holdings Ltd.	Communications Equipment	409,000	2,465,356

			13,209,743

Hungary 2.2%
Magyar Telekom PLC	Diversified Telecommunication Services	472,756	2,305,278
[a]MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	202,291	27,258,543

			29,563,821

India 4.5%
[a]Ashok Leyland Ltd.	Machinery	1,191,931	795,453
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	400	6,248
Gail India Ltd.	Gas Utilities	640,190	4,965,089
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	2,500	21,666
[a]Hindalco Industries Ltd.	Metals & Mining	1,197,565	3,963,987
Hindustan Unilever Ltd.	Household Products	884,042	4,244,143
[a]Idea Cellular Ltd.	Wireless Telecommunication Services	123,740	268,348
Infosys Technologies Ltd.	IT Services	162,500	6,566,431
National Aluminium Co. Ltd.	Metals & Mining	414,831	3,377,689
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	585,833	11,117,590
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	167,698	8,176,889
Satyam Computer Services Ltd.	IT Services	85,241	867,997
Shipping Corp. of India Ltd.	Marine	275,852	1,397,252
Steel Authority of India Ltd.	Metals & Mining	17,392	56,494
Tata Consultancy Services Ltd.	IT Services	410,550	8,212,913
[a]Tata Steel Ltd.	Metals & Mining	432,300	7,334,398

			61,372,587

Indonesia 0.2%
PT Astra International Tbk	Automobiles	721,000	1,505,342
PT Bank Central Asia Tbk	Commercial Banks	7,187,500	1,929,399

			3,434,741

Israel 0.3%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	386,429	3,651,754

Jordan 0.0%[c]
Arab Bank PLC	Commercial Banks	9,585	293,475

Kenya 0.0%[c]
[a,d]Safaricom Ltd., Reg S	Wireless Telecommunication Services	2,637,150	299,079

Kuwait 0.2%
National Bank Of Kuwait	Commercial Banks	435,000	2,987,096
[b]National Mobile Telecommunications Co.	Wireless Telecommunication Services	10,000	86,025

			3,073,121

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Luxembourg 0.1%
[a]Kernel Holding SA	Food Products	78,100	$1,348,700

Malaysia 0.1%
Sime Darby Berhad	Industrial Conglomerates	363,000	1,027,620

Mexico 5.0%
Alfa SAB de CV	Industrial Conglomerates	602,784	4,310,192
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	363,358	19,167,135
Consorcio ARA SAB de CV	Household Durables	1,436,192	1,325,630
Fomento Economico Mexicano SAB de CV, ADR	Beverages	90,900	4,136,859
Grupo Televisa SA	Media	2,609,144	12,352,579
Kimberly Clark de Mexico SAB de CV, A	Household Products	3,116,686	12,691,566
Telefonos de Mexico SAB de CV (Telemex), L, ADR	Diversified Telecommunication Services	379,464	8,985,708
[a]Telmex Internacional SAB de CV, ADR	Diversified Telecommunication Services	375,564	6,046,580

			69,016,249

Pakistan 1.6%
Fauji Fertilizer Co. Ltd.	Chemicals	698,143	1,354,520
MCB Bank Ltd.	Commercial Banks	1,756,358	8,405,281
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	3,030,600	5,526,179
Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	10,657,908	6,038,439

			21,324,419

Panama 0.0%[c]
Copa Holdings SA	Airlines	13,200	371,712

Philippines 0.3%
San Miguel Corp., B	Beverages	4,754,168	4,346,547

Poland 0.8%
[a]Grupa Lotos SA	Oil, Gas & Consumable Fuels	38,400	477,522
[a]Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	682,044	10,926,787

			11,404,309

Qatar 0.6%
Qatar National Bank	Commercial Banks	134,277	8,409,602

Russia 11.9%
[a]Bank Of Moscow	Commercial Banks	17,287	803,390
Gazprom, ADR	Oil, Gas & Consumable Fuels	508,200	29,488,305
Gazprom, ADR	Oil, Gas & Consumable Fuels	323,850	18,815,685
LUKOIL, ADR	Oil, Gas & Consumable Fuels	177,008	17,483,965
LUKOIL, ADR (London Exchange)	Oil, Gas & Consumable Fuels	130,518	12,882,127
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	177,919	44,835,588
Mobile TeleSystems, ADR	Wireless Telecommunication Services	17,600	1,348,336
OAO TMK, GDR	Energy Equipment & Services	18,850	741,559
Sberbank RF	Commercial Banks	2,057,354	6,501,239
[a]TGC-5 JSC	Independent Power Producers & Energy Traders	43,176,569	32,598
TNK-BP	Oil, Gas & Consumable Fuels	6,222,440	13,782,705
[a,e]Unified Energy Systems	Electric Utilities	15,540,188	15,850,992

			162,566,489

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Singapore 1.3%
ComfortDelGro Corp. Ltd.	Road & Rail	2,960,981	$3,264,708
DBS Group Holdings Ltd.	Commercial Banks	190,000	2,633,981
Fraser and Neave Ltd.	Industrial Conglomerates	2,345,041	7,808,472
Keppel Corp. Ltd.	Industrial Conglomerates	364,895	2,987,931
Singapore Airlines Ltd.	Airlines	64,000	691,536

			17,386,628

South Africa 4.8%
ABSA Group Ltd.	Commercial Banks	54,016	565,934
Barloworld Ltd.	Industrial Conglomerates	247,882	2,533,447
[a]Eqstra Holdings Ltd.	Machinery	686,651	1,100,922
Foschini Ltd.	Specialty Retail	1,281,029	4,836,079
Impala Platinum Holdings Ltd.	Metals & Mining	11,280	445,292
[a]Imperial Holdings Ltd.	Distributors	686,651	4,627,383
JD Group Ltd.	Specialty Retail	836,593	2,805,566
Lewis Group Ltd.	Specialty Retail	1,068,268	4,503,717
MTN Group Ltd.	Wireless Telecommunication Services	915,567	14,562,516
Naspers Ltd., N	Media	107,650	2,351,728
Remgro Ltd.	Diversified Financial Services	642,038	15,412,193
Sasol	Oil, Gas & Consumable Fuels	24,120	1,420,546
Standard Bank Group Ltd.	Commercial Banks	657,225	6,406,422
[a]Steinhoff International Holdings Ltd.	Household Durables	604,878	1,230,234
Telkom South Africa Ltd.	Diversified Telecommunication Services	118,570	2,143,424
Tiger Brands Ltd.	Food Products	13,030	234,715

			65,180,118

South Korea 6.1%
[a]CJ Corp.	Industrial Conglomerates	4,160	246,459
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	20,810	813,310
GS Holdings Corp.	Oil, Gas & Consumable Fuels	153,610	5,871,381
Hanjin Heavy Industries & Construction Holding	Machinery	11,977	515,017
Kangwon Land Inc.	Hotels, Restaurants & Leisure	279,605	6,118,447
LG Electronics Inc.	Household Durables	20,270	2,295,265
POSCO	Metals & Mining	15,640	8,130,110
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	20,614	12,311,276
Samsung Heavy Industries Co. Ltd.	Machinery	301,070	10,730,923
Shinhan Financial Group Co. Ltd.	Commercial Banks	55,940	2,528,392
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	256,869	28,595,545
SK Telecom Co. Ltd.	Wireless Telecommunication Services	192	34,951
SKC Co. Ltd.	Household Durables	30,621	512,057
STX Pan Ocean Co. Ltd.	Marine	2,435,800	4,829,704

			83,532,837

Sweden 0.9%
Oriflame Cosmetics SA, SDR	Personal Products	202,974	13,056,728

Taiwan 6.1%
Acer Inc.	Computers & Peripherals	1,592,000	3,136,481
Advantech Co. Ltd.	Computers & Peripherals	237,000	609,034
Asustek Computer Inc.	Computers & Peripherals	279,000	759,246
AU Optronics Corp.	Electronic Equipment & Instruments	2,692,000	4,230,501
Catcher Technology Co. Ltd.	Computers & Peripherals	382,000	1,088,624
Compal Communications Inc.	Communications Equipment	1,151,000	1,391,681

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Compal Electronics Inc.	Computers & Peripherals	2,950,000	$3,187,823
Delta Electronics Inc.	Electronic Equipment & Instruments	855,000	2,380,242
KYE Systems Corp.	Computers & Peripherals	14,000	18,311
MediaTek Inc.	Semiconductors & Semiconductor Equipment	830,000	9,570,718
Merry Electronics Co. Ltd.	Household Durables	935,000	1,663,427
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	2,219,574	6,449,657
President Chain Store Corp.	Food & Staples Retailing	5,835,144	19,416,517
Shin Zu Shing Co. Ltd.	Machinery	152,000	803,743
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	6,780,666	9,996,864
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	2,087,485	2,021,944
[a]Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	7,823,414	16,753,596

			83,478,409

Thailand 2.6%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	3,070,967	6,614,108
Precious Shipping Public Co. Ltd., fgn.	Marine	295,770	211,365
PTT Aromatics & Refining Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,513,803	1,047,843
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	982,800	9,113,611
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,908,837	11,362,805
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	829,257	1,922,447
Thai Beverages Co. Ltd., fgn.	Beverages	28,950,000	5,213,532

			35,485,711

Turkey 6.2%
Akbank TAS	Commercial Banks	8,249,802	28,566,076
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	555,844	4,811,716
Arcelik AS, Br.	Household Durables	2,263,521	7,911,695
Haci Omer Sabanci Holding AS	Diversified Financial Services	100,000	341,364
[a]KOC Holding AS	Industrial Conglomerates	134,441	366,707
[a]Trakya Cam Sanayii AS	Building Products	435,901	469,897
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	969,150	22,358,912
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	1,628,410	6,649,285
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	1,113,742	6,366,839
Turkiye Is Bankasi (Isbank), C	Commercial Banks	287,000	937,526
Turkiye Vakiflar Bankasi T.A.O., D	Commercial Banks	4,736,524	6,150,325

			84,930,342

Ukraine 0.1%
[a,f]MHP SA, GDR, 144A	Food Products	62,484	1,140,333

United Arab Emirates 0.3%
Aldar Properties PJSC	Real Estate Management & Development	719,000	2,446,876
Sorouh Real Estate Co.	Real Estate Management & Development	198,000	499,171
Union National Bank	Commercial Banks	558,642	1,393,164
[a]Union Properties	Real Estate Management & Development	243,000	341,373

			4,680,584

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
United Kingdom 3.6%
Anglo American PLC	Metals & Mining	568,070	$39,770,343
HSBC Holdings PLC	Commercial Banks	637,150	9,879,308

			49,649,651

Total Common Stocks (Cost $898,348,087)			1,047,779,801

Preferred Stocks 18.2%
Brazil 17.9%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	997,713	20,413,208
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	3,225,275	96,242,206
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	214,200	1,358,791
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,579,688	91,542,920
Tam SA, pfd.	Airlines	16,600	313,942
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	167,800	21,298,854
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	270,513	13,329,919

			244,499,840

Chile 0.3%
Embotelladora Andina SA, pfd., A	Beverages	1,638,748	3,903,514

Total Preferred Stocks (Cost $80,867,729)			248,403,354

Total Investments before Short Term Investments (Cost $979,215,816)			1,296,183,155

		Principal Amount
Short Term Investments 4.2%
U.S. Government and Agency Securities 4.2%
[g]FHLB, 7/01/08	United States	$40,612,000	40,610,855
[g]FHLMC, 7/01/08	United States	17,526,000	17,525,026

Total U.S. Government and Agency Securities (Cost $58,134,770)			58,135,881

Total Investments (Cost $1,037,350,586) 98.9%			1,354,319,036
Other Assets, less Liabilities 1.1%			15,289,792

Net Assets 100.0%			$1,369,608,828

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corp.

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

aNon-income producing for the twelve months ended June 30, 2008.

bA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

cRounds to less than 0.1% of net assets.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2008, the value of this security was $299,079, representing 0.02% of net assets.

eSee Note 8 regarding restricted securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2008, the value of this security was $1,140,333, representing 0.08% of net assets.

gThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,037,350,586

Value	$1,354,319,036
Cash	763,364
Foreign currency, at value (cost $163,659)	152,425
Receivables:
Investment securities sold	18,287,743
Capital shares sold	441,947
Dividends	2,835,247
Other assets	208,746

Total assets	1,377,008,508

Liabilities:
Payables:
Investment securities purchased	1,991,386
Capital shares redeemed	2,516,968
Affiliates	1,942,870
Custodian fees	625,733
Accrued expenses and other liabilities	322,723

Total liabilities	7,399,680

Net assets, at value	$1,369,608,828

Net assets consist of:
Paid-in capital	$1,079,418,120
Distributions in excess of net investment income	(7,867,888)
Net unrealized appreciation (depreciation)	316,967,372
Accumulated net realized gain (loss)	(18,908,776)

Net assets, at value	$1,369,608,828

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2008 (unaudited)

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$555,055,809

Shares outstanding	51,699,254

Net asset value and maximum offering price per share	$10.74

Class 2:
Net assets, at value	$739,629,861

Shares outstanding	69,656,038

Net asset value and maximum offering price per share	$10.62

Class 3:
Net assets, at value	$71,888,989

Shares outstanding	6,794,570

Net asset value and maximum offering price per share	$10.58

Class 4:
Net assets, at value	$3,034,169

Shares outstanding	283,215

Net asset value and maximum offering price per share	$10.71

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the period ended June 30, 2008 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,327,955)	$21,960,527
Interest (net of foreign taxes of $2,603)	300,554

Total investment income	22,261,081

Expenses:
Management fees (Note 3a)	9,823,968
Administrative fees (Note 3b)	884,249
Interest expense	762
Distribution fees: (Note 3c)
Class 2	1,114,911
Class 3	101,782
Class 4	853
Unaffiliated transfer agent fees	2,346
Custodian fees (Note 4)	1,008,167
Reports to shareholders	215,787
Professional fees	76,992
Trustees’ fees and expenses	3,498
Other	22,615

Total expenses	13,255,930
Expense reductions (Note 4)	(8,533)

Net expenses	13,247,397

Net investment income	9,013,684

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $40,843,112) (Note 9)	29,158,531
Foreign currency transactions	45,080

Net realized gain (loss)	29,203,611

Net change in unrealized appreciation (depreciation) on:
Investments	(345,618,434)
Translation of assets and liabilities denominated in foreign currencies	(72,340)
Change in deferred taxes on unrealized appreciation (depreciation)	714,983

Net change in unrealized appreciation (depreciation)	(344,975,791)

Net realized and unrealized gain (loss)	(315,772,180)

Net increase (decrease) in net assets resulting from operations	$(306,758,496)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (decrease) in net assets:
Operations:
Net investment income	$9,013,684	$34,222,790
Net realized gain (loss) from investments and foreign currency transactions	29,203,611	258,984,939
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	(344,975,791)	150,591,207

Net increase (decrease) in net assets resulting from operations	(306,758,496)	443,798,936

Distributions to shareholders from:
Net investment income:
Class 1	(15,246,188)	(18,593,912)
Class 2	(18,272,202)	(20,981,252)
Class 3	(1,805,309)	(1,312,631)
Class 4	(58,998)	—
Net realized gains:
Class 1	(101,141,199)	(58,468,438)
Class 2	(136,962,947)	(72,094,329)
Class 3	(13,097,616)	(4,338,794)
Class 4	(391,385)	—

Total distributions to shareholders	(286,975,844)	(175,789,356)

Capital share transactions: (Note 2)
Class 1	39,111,398	(114,240,767)
Class 2	(27,181,534)	94,364,085
Class 3	2,290,651	47,175,082
Class 4	3,739,945	—

Total capital share transactions	17,960,460	27,298,400

Redemption fees	29,359	39,617

Net increase (decrease) in net assets	(575,744,521)	295,347,597
Net assets:
Beginning of period	1,945,353,349	1,650,005,752

End of period	$1,369,608,828	$1,945,353,349

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(7,867,888)	$18,501,125

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Developing Markets Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended June 30,
	2008 Six Months Ended June 30, 2008[a]		2007 Year Ended December 31, 2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,361,262	$18,982,741	4,490,443	$69,191,583
Shares issued in reinvestment of distributions	10,523,272	116,387,388	5,385,210	77,062,349
Shares redeemed in-kind (Note 9)	(505,187)	(7,476,763)	—	—
Shares redeemed	(6,315,918)	(88,781,968)	(17,058,565)	(260,494,699)

Net increase (decrease)	5,063,429	$39,111,398	(7,182,912)	$(114,240,767)

Class 2 Shares:
Shares sold	5,649,267	$79,266,113	16,188,250	$242,521,079
Shares issued in reinvestment of distributions	14,189,685	155,235,152	6,563,863	93,075,581
Shares redeemed in-kind (Note 9)	(8,911,089)	(130,369,237)	—	—
Shares redeemed	(9,457,811)	(131,313,562)	(16,746,979)	(241,232,575)

Net increase (decrease)	1,470,052	$(27,181,534)	6,005,134	$94,364,085

Class 3 Shares:
Shares sold	801,082	$10,647,575	4,138,936	$61,021,476
Shares issued in reinvestment of distributions	1,367,241	14,902,925	399,394	5,651,425
Shares redeemed	(1,699,524)	(23,259,849)	(1,360,665)	(19,497,819)

Net increase (decrease)	468,799	$2,290,651	3,177,665	$47,175,082

Class 4 Shares:
Shares sold	242,507	$3,290,529
Shares issued on reinvestment of distributions	40,710	449,439
Shares redeemed	(2)	(23)

Net increase (decrease)	283,215	$3,739,945

[a]	For the period February 29, 2008 (effective date) to June 30, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $970,726.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,061,594,061

Unrealized appreciation	$414,051,214
Unrealized depreciation	(121,326,239)

Net unrealized appreciation (depreciation)	$292,724,975

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $393,711,314 and $550,356,587, respectively. Sales of investments excludes $122,447,027 of an in-kind redemption.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
15,540,188	Unified Energy Systems	9/07/07 -10/05/07	$18,766,155	$15,850,992

	Total Restricted Securities (1.16% of Net Assets)

9. REDEMPTION IN-KIND

During the period ended June 30, 2008, the Fund realized $40,843,112 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$1,280,332,163	$58,135,881	$15,850,992	$1,354,319,036

At June 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Investments in Securities
Beginning Balance - January 1, 2008	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	15,850,992

Ending Balance	$15,850,992

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 12, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0372	$0.4269
Class 2	$0.0372	$0.3972
Class 3	$0.0372	$0.4048
Class 4	$0.0372	$0.4269

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2008.

Performance Summary as of 6/30/08

Templeton Foreign Securities Fund – Class 3 had a -12.04% total return for the six-month period ended 6/30/08.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a -10.58% total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In the first half of 2008, the U.S. economy grew marginally as energy prices rose, housing prices declined, the labor situation and consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. Investors remained cautious and continued risk reassessments in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one was already under way. Many agreed, however, that the slowing U.S. economy — which is the world’s largest and accounts for roughly 25% of global gross domestic product — could have a meaningfully negative impact on growth prospects around the world.2 Nevertheless, growth remained relatively strong in developing economies, particularly in Asia ex-Japan where China-led demand continued to impact commodities’ prices and related equities.

In the six months under review, prices increased significantly for oil, natural gas, and most agricultural and industrial commodities, as well as precious metals, adding to global inflationary pressures. Many of the world’s monetary authorities faced the choice between lowering short-term interest rates to stimulate growth and raising them to fight inflation, which Merrill Lynch estimated at 5.5% globally, up from 3.5% at the beginning of 2008. The U.S. focused on reigniting its economy through fiscal and monetary policies, but the eurozone made controlling inflation its main goal. Accordingly, while the U.S. Federal Reserve Board (Fed) eased rates aggressively down to 2.00% from

1. Source: © 2008 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Global Insight.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

4.25%, the European Central Bank maintained rates at 4.00%. Overall, rising inflation led more than three-quarters of the world’s central banks to raise rates as of the end of June, according to Merrill Lynch’s estimate. Interest rate differentials pressured the U.S. dollar, particularly in the first quarter, but the greenback regained ground as the Fed paused and implied that its next move could be a rate hike. Indicators also signaled growth was slowing outside the U.S. For the period, however, the U.S. dollar declined versus many of the world’s currencies, and the dollar’s weakness contributed to higher commodities’ prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, many global equity markets were volatile, and a majority of them declined over the six-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies’ balance sheets remained relatively strong. Many financial institutions were hurt by their subprime loan exposure, but abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Fund performance relative to the benchmark MSCI EAFE Index suffered from stock selection and an underweighted position in the materials sector.3 In particular, stock selection and underweightings in the chemicals industry and metals and mining industry hurt results. Materials sector holdings that weighed on performance included Switzerland’s Ciba Holding in the chemicals industry and non-index components Norske Skogindustrier (Norway) and Stora Enso (Finland) in the paper and forest products industry. Stock selection in the energy sector hindered relative performance, despite the positive effect of our

3. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI.

overweighted position.4 In particular, stock selection in the oil, gas and consumable fuels industry hindered results largely due to Indian companies Reliance Industries, Indian Oil and Hindustan Petroleum. Stock selection in the industrials sector also detracted from relative performance, due in part to industrial conglomerates Siemens (Germany) and Koninklijke Philips Electronics (Netherlands).5 Other individual holdings that hurt performance included U.K. insurance company Old Mutual, Taiwanese computer and peripherals firm Lite-On Technology, and Hong Kong real estate conglomerate Cheung Kong (Holdings).

In contrast, Fund performance relative to the benchmark index benefited from underweighted exposure and stock selection in the poorly performing financials sector.6 Within the sector, the Fund’s position in non-index component Mega Financial Holding, Taiwan’s second-largest financial services company, performed well during the period. Stock selection in the utilities sector also helped relative performance, with a notable contribution from electric utility company British Energy Group.7 Stock selection and an underweighting in the troubled consumer discretionary sector benefited relative performance, where U.K.-based restaurant company Compass Group performed well.8 In addition, non-index components Taiwan Semiconductor Manufacturing and Taiwan’s Chungwa Telecom contributed notably to results, and the Fund’s cash position also aided performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

6. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

7. The utilities sector comprises electric utilities and multi-utilities in the SOI.

8. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/08

Company Sector/Industry, Country	% of Total Net Assets

Royal Dutch Shell PLC, B	2.7%
Oil, Gas & Consumable Fuels, U.K.

Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
Semiconductors & Semiconductor Equipment, Taiwan

British Energy Group PLC	2.3%
Electric Utilities, U.K.

GlaxoSmithKline PLC	2.3%
Pharmaceuticals, U.K.

BP PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.

Total SA, B	2.1%
Oil, Gas & Consumable Fuels, France

Sanofi-Aventis	2.0%
Pharmaceuticals, France

Novartis AG	2.0%
Pharmaceuticals, Switzerland

Samsung Electronics Co. Ltd.	1.9%
Semiconductors & Semiconductor Equipment, South Korea

Siemens AG	1.9%
Industrial Conglomerates, Germany

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Fund-Level Expenses Incurred During Period* 1/1/08–6/30/08
Actual	$1,000	$879.60	$4.72
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.07

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.01%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 1		2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.57	$19.00	$15.84		$14.53		$12.37		$9.51

Income from investment operations[a]:
Net investment income[b]	0.33	0.45	0.46		0.30		0.26		0.19
Net realized and unrealized gains (losses)	(2.71)	2.46	2.94		1.20		2.05		2.87

Total from investment operations	(2.38)	2.91	3.40		1.50		2.31		3.06

Less distributions from:
Net investment income	(0.45)	(0.44)	(0.24)		(0.19)		(0.15)		(0.20)
Net realized gains	(1.61)	(0.90)	—		—		—		—

Total distributions	(2.06)	(1.34)	(0.24)		(0.19)		(0.15)		(0.20)

Redemption fees	— [c]	— [c]	—	[c]	—	[c]	—	[c]	—

Net asset value, end of period	$16.13	$20.57	$19.00		$15.84		$14.53		$12.37

Total return[d]	(11.96)%	15.79%	21.70%		10.48%		18.87%		32.55%
Ratios to average net assets[e]
Expenses	0.76% [f]	0.75% [f]	0.75%	[f]	0.77%	[f]	0.82%	[f]	0.87%
Net investment income	3.50%	2.22%	2.63%		2.03%		1.95%		1.81%

Supplemental data
Net assets, end of period (000’s)	$437,436	$531,377	$594,991		$531,775		$506,456		$472,665
Portfolio turnover rate	8.42%	26.74%	18.97%	[g]	14.61%		10.91%		18.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

Class 2	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
		2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.25	$18.73	$15.63		$14.35		$12.24		$9.42

Income from investment operations[a]:
Net investment income[b]	0.30	0.38	0.40		0.26		0.22		0.15
Net realized and unrealized gains (losses)	(2.67)	2.44	2.91		1.19		2.03		2.85

Total from investment operations	(2.37)	2.82	3.31		1.45		2.25		3.00

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.21)		(0.17)		(0.14)		(0.18)
Net realized gains	(1.61)	(0.90)	—		—		—		—

Total distributions	(2.00)	(1.30)	(0.21)		(0.17)		(0.14)		(0.18)

Redemption fees	— [c]	— [c]	—	[c]	—	[c]	—	[c]	—

Net asset value, end of period	$15.88	$20.25	$18.73		$15.63		$14.35		$12.24

Total return[d]	(12.01)%	15.46%	21.44%		10.17%		18.53%		32.21%
Ratios to average net assets[e]
Expenses	1.01% [f]	1.00% [f]	1.00%	[f]	1.02%	[f]	1.07%	[f]	1.12%
Net investment income	3.25%	1.97%	2.38%		1.78%		1.70%		1.56%

Supplemental data
Net assets, end of period (000’s)	$2,710,732	$3,255,154	$2,941,374		$2,232,990		$1,445,928		$653,594
Portfolio turnover rate	8.42%	26.74%	18.97%	[g]	14.61%		10.91%		18.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 3		2007	2006		2005		2004[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.18	$18.68	$15.60		$14.35		$12.48

Income from investment operations[b]:
Net investment income[c]	0.30	0.37	0.37		0.25		0.09
Net realized and unrealized gains (losses)	(2.66)	2.45	2.94		1.18		1.92

Total from investment operations	(2.36)	2.82	3.31		1.43		2.01

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.23)		(0.18)		(0.14)
Net realized gains	(1.61)	(0.90)	—		—		—

Total distributions	(2.03)	(1.32)	(0.23)		(0.18)		(0.14)

Redemption fees	— [d]	— [d]	—	[d]	—	[d]	—	[d]

Net asset value, end of period	$15.79	$20.18	$18.68		$15.60		$14.35

Total return[e]	(12.04)%	15.45%	21.46%		10.13%		16.25%
Ratios to average net assets[f]
Expenses	1.01% [g]	1.00% [g]	1.00%	[g]	1.02%	[g]	1.07%	[g]
Net investment income	3.25%	1.97%	2.38%		1.78%		1.70%

Supplemental data
Net assets, end of period (000’s)	$367,689	$313,505	$150,417		$47,462		$16,559
Portfolio turnover rate	8.42%	26.74%	18.97%	[h]	14.61%		10.91%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

Class 4	Period Ended June 30, 2008[a] (unaudited)

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.90

Income from investment operations[b]:
Net investment income[c]	0.10
Net realized and unrealized gains (losses)	(0.83)

Total from investment operations	(0.73)

Less distributions from:
Net investment income	(0.45)
Net realized gains	(1.61)

Total distributions	(2.06)

Redemption fees	— [d]

Net asset value, end of period	$16.11

Total return[e]	(4.24)%
Ratios to average net assets[f]
Expenses[g]	1.11%
Net investment income	3.15%

Supplemental data
Net assets, end of period (000’s)	$3,893
Portfolio turnover rate	8.42%

aFor the period February 29, 2008 (effective date) to June 30, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 94.9%
Aerospace & Defense 1.6%
BAE Systems PLC	United Kingdom	4,494,870	$39,625,457
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	18,550,795

			58,176,252

Air Freight & Logistics 0.8%
Deutsche Post AG	Germany	1,087,912	28,316,325

Auto Components 1.0%
NOK Corp.	Japan	2,198,155	34,950,178

Automobiles 1.5%
Bayerische Motoren Werke AG	Germany	354,040	17,030,751
Toyota Motor Corp., ADR	Japan	380,380	35,755,720

			52,786,471

Capital Markets 2.1%
Invesco Ltd.	Bermuda	2,403,147	57,627,465
[a]KKR Private Equity Investors LP	United States	1,155,000	14,726,250

			72,353,715

Commercial Banks 9.5%
DBS Group Holdings Ltd.	Singapore	1,240,347	17,195,005
Hana Financial Group Inc.	South Korea	672,040	25,847,692
Kookmin Bank, ADR	South Korea	530,407	31,034,113
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	26,950,087
Mitsubishi UFJ Financial Group Inc.	Japan	4,693,800	41,603,785
Royal Bank of Scotland Group PLC	United Kingdom	6,946,634	29,754,780
Shinhan Financial Group Co. Ltd.	South Korea	762,930	34,483,124
Shinsei Bank Ltd.	Japan	8,731,478	29,936,966
Sumitomo Mitsui Financial Group Inc.	Japan	6,033	45,404,484
UniCredit SpA	Italy	8,344,507	51,078,878

			333,288,914

Commercial Services & Supplies 1.3%
Adecco SA	Switzerland	956,590	47,478,329

Communications Equipment 0.9%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	30,467,840

Computers & Peripherals 1.0%
Compal Electronics Inc.	Taiwan	12,852,983	13,889,166
Lite-On Technology Corp.	Taiwan	22,703,166	22,850,516

			36,739,682

Containers & Packaging 0.8%
Amcor Ltd.	Australia	5,968,788	28,880,921

Diversified Financial Services 1.8%
ING Groep NV	Netherlands	2,046,888	65,282,472

Diversified Telecommunication Services 9.6%
China Telecom Corp. Ltd., H	China	57,902,357	31,486,228
Chunghwa Telecom Co. Ltd., ADR	Taiwan	2,589,182	65,687,547
France Telecom SA	France	1,868,953	55,060,789
KT Corp., ADR	South Korea	397,895	8,483,121
Singapore Telecommunications Ltd.	Singapore	20,278,000	53,957,411
Telefonica SA, ADR	Spain	829,094	65,979,301

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services (continued)
Telekom Austria AG	Austria	727,240	$15,779,646
Telenor ASA	Norway	2,169,354	40,815,451

			337,249,494

Electric Utilities 2.9%
British Energy Group PLC	United Kingdom	5,766,390	81,795,210
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	20,664,677

			102,459,887

Electrical Equipment 1.3%
Gamesa Corp. Tecnologica SA	Spain	404,166	19,868,402
[a]Vestas Wind Systems AS	Denmark	191,258	25,036,941

			44,905,343

Electronic Equipment & Instruments 1.8%
[a]Flextronics International Ltd.	Singapore	2,282,540	21,455,876
FUJIFILM Holdings Corp.	Japan	921,374	31,677,249
Venture Corp. Ltd.	Singapore	1,339,613	9,659,747

			62,792,872

Energy Equipment & Services 0.4%
Aker Solutions ASA	Norway	643,220	15,190,543

Food Products 2.3%
Nestle SA	Switzerland	1,035,090	46,774,111
Unilever PLC	United Kingdom	1,170,483	33,322,779

			80,096,890

Health Care Equipment & Supplies 0.9%
Olympus Corp.	Japan	908,000	30,704,281

Health Care Providers & Services 0.4%
Celesio AG	Germany	440,310	15,939,246

Hotels, Restaurants & Leisure 1.8%
Compass Group PLC	United Kingdom	5,792,448	43,794,321
TUI AG	Germany	792,560	18,370,045

			62,164,366

Industrial Conglomerates 3.7%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	33,030,790
Koninklijke Philips Electronics NV	Netherlands	899,289	30,600,204
Siemens AG	Germany	598,694	66,102,377

			129,733,371

Insurance 3.4%
ACE Ltd.	Bermuda	729,799	40,204,627
Aviva PLC	United Kingdom	2,795,400	27,901,372
AXA SA	France	453,589	13,470,213
[b]AXA SA, 144A	France	38,270	1,136,502
Old Mutual PLC	United Kingdom	19,529,314	36,105,955

			118,818,669

Life Sciences Tools & Services 1.4%
Lonza Group AG	Switzerland	367,800	51,020,323

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Media 4.7%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	$27,657,492
Eutelsat Communications	France	1,422,200	39,614,919
Pearson PLC	United Kingdom	3,409,246	41,737,275
Reed Elsevier NV	Netherlands	1,742,483	29,385,175
Vivendi SA	France	676,060	25,655,031

			164,049,892

Metals & Mining 1.4%
Barrick Gold Corp.	Canada	663,561	30,311,735
POSCO, ADR	South Korea	141,230	18,328,829

			48,640,564

Multi-Utilities 1.7%
Centrica PLC	United Kingdom	2,772,071	17,134,049
Suez SA	France	630,996	42,961,809

			60,095,858

Oil, Gas & Consumable Fuels 13.0%
BP PLC	United Kingdom	6,622,666	76,954,048
Eni SpA	Italy	1,275,111	47,584,620
Gazprom, ADR	Russia	643,700	37,350,692
Hindustan Petroleum Corp. Ltd.	India	2,415,168	9,864,890
Indian Oil Corp. Ltd.	India	1,194,026	9,240,977
Reliance Industries Ltd.	India	1,122,471	54,731,247
Royal Dutch Shell PLC, B	United Kingdom	2,327,407	93,616,526
Sasol, ADR	South Africa	971,480	57,259,031
Total SA, B	France	846,266	72,223,153

			458,825,184

Paper & Forest Products 1.8%
[a]Norske Skogindustrier ASA	Norway	1,112,151	5,023,660
Stora Enso OYJ, R	Finland	2,665,971	25,004,957
UPM-Kymmene OYJ	Finland	2,066,829	33,846,063

			63,874,680

Pharmaceuticals 6.9%
GlaxoSmithKline PLC	United Kingdom	3,611,345	80,077,040
Novartis AG	Switzerland	1,275,100	70,214,758
Sanofi-Aventis	France	1,066,665	71,264,188
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	21,436,929

			242,992,915

Real Estate Management & Development 1.5%
Cheung Kong (Holdings) Ltd.	Hong Kong	3,800,922	51,233,050

Semiconductors & Semiconductor Equipment 5.3%
[a]Infineon Technologies AG	Germany	3,757,123	32,301,175
[a]Qimonda AG, ADR	Germany	1,849,390	4,401,548
Samsung Electronics Co. Ltd.	South Korea	113,407	67,729,933
[a]Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	38,715,711	82,908,484

			187,341,140

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Software 2.7%
[a]Check Point Software Technologies Ltd.	Israel	2,310,851	$54,697,843
SAP AG, ADR	Germany	760,110	39,609,332

			94,307,175

Specialty Retail 0.8%
Kingfisher PLC	United Kingdom	12,810,086	28,659,966

Textiles, Apparel & Luxury Goods 0.4%
Burberry Group PLC	United Kingdom	1,512,618	13,651,216

Wireless Telecommunication Services 2.5%
Mobile TeleSystems, ADR	Russia	316,030	24,211,058
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	823,650	11,984,108
Vodafone Group PLC, ADR	United Kingdom	1,773,520	52,247,899

			88,443,065

Total Common Stocks and Other Equity Interests (Cost $2,964,793,004)			3,341,911,089

Preferred Stock (Cost $2,340,943) 1.1%
Metals & Mining 1.1%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	1,296,112	38,675,982

Total Investments before Short Term Investment (Cost $2,967,133,947)			3,380,587,071

Short Term Investment (Cost $139,938,473) 4.0%
Money Market Fund 4.0%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.17%	United States	139,938,473	139,938,473

Total Investments (Cost $3,107,072,420) 100.0%			3,520,525,544
Other Assets, less Liabilities (0.0)%[d]			(775,497)

Net Assets 100.0%			$3,519,750,047

Selected Portfolio Abbreviation

ADR - American Depository Receipt

aNon-income producing for the twelve months ended June 30, 2008.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2008, the value of this security was $1,136,502, representing 0.03% of net assets.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

dRounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,967,133,947
Cost - Sweep Money Fund (Note 7)	139,938,473

Total cost of investments	$3,107,072,420

Value - Unaffiliated issuers	$3,380,587,071
Value - Sweep Money Fund (Note 7)	139,938,473

Total value of investments	3,520,525,544
Cash	1,243,503
Foreign currency, at value (cost $61,908)	65,977
Receivables:
Capital shares sold	1,651,551
Dividends	8,888,301

Total assets	3,532,374,876

Liabilities:
Payables:
Investment securities purchased	2,149,102
Capital shares redeemed	6,108,245
Affiliates	3,485,556
Accrued expenses and other liabilities	881,926

Total liabilities	12,624,829

Net assets, at value	$3,519,750,047

Net assets consist of:
Paid-in capital	$3,008,001,563
Undistributed net investment income	61,155,002
Net unrealized appreciation (depreciation)	413,679,308
Accumulated net realized gain (loss)	36,914,174

Net assets, at value	$3,519,750,047

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2008 (unaudited)

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$437,435,907

Shares outstanding	27,116,477

Net asset value and maximum offering price per share	$16.13

Class 2:
Net assets, at value	$2,710,732,001

Shares outstanding	170,737,218

Net asset value and maximum offering price per share	$15.88

Class 3:
Net assets, at value	$367,689,403

Shares outstanding	23,287,303

Net asset value and maximum offering price per share[a]	$15.79

Class 4:
Net assets, at value	$3,892,736

Shares outstanding	241,700

Net asset value and maximum offering price per share	$16.11

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the period ended June 30, 2008 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $7,799,782)
Unaffiliated issuers	$76,500,369
Sweep Money Fund (Note 7)	2,858,776
Interest (net of foreign taxes of $75)	302

Total investment income	79,359,447

Expenses:
Management fees (Note 3a)	11,395,444
Administrative fees (Note 3b)	1,683,566
Distribution fees: (Note 3c)
Class 2	3,613,760
Class 3	455,621
Class 4	784
Unaffiliated transfer agent fees	3,360
Custodian fees (Note 4)	498,129
Reports to shareholders	448,393
Professional fees	82,341
Trustees’ fees and expenses	8,350
Other	43,776

Total expenses	18,233,524
Expense reductions (Note 4)	(7,852)

Net expenses	18,225,672

Net investment income	61,133,775

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	38,611,468
Foreign currency transactions	(655,679)

Net realized gain (loss)	37,955,789

Net change in unrealized appreciation (depreciation) on:
Investments	(590,537,505)
Translation of assets and liabilities denominated in foreign currencies	169,912
Change in deferred taxes on unrealized appreciation (depreciation)	997,091

Net change in unrealized appreciation (depreciation)	(589,370,502)

Net realized and unrealized gain (loss)	(551,414,713)

Net increase (decrease) in net assets resulting from operations	$(490,280,938)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (decrease) in net assets:
Operations:
Net investment income	$61,133,775	$79,679,233
Net realized gain (loss) from investments and foreign currency transactions	37,955,789	319,667,578
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	(589,370,502)	172,022,908

Net increase (decrease) in net assets resulting from operations	(490,280,938)	571,369,719

Distributions to shareholders from:
Net investment income:
Class 1	(10,823,949)	(13,007,672)
Class 2	(60,137,913)	(62,378,038)
Class 3	(8,627,614)	(4,668,468)
Class 4	(47,077)	—
Net realized gains:
Class 1	(39,165,092)	(26,934,025)
Class 2	(246,128,376)	(142,276,757)
Class 3	(33,305,113)	(10,123,984)
Class 4	(170,343)	—

Total distributions to shareholders	(398,405,477)	(259,388,944)

Capital share transactions: (Note 2)
Class 1	18,117,641	(110,488,366)
Class 2	144,057,190	66,307,351
Class 3	141,905,933	145,429,492
Class 4	4,291,040	—

Total capital share transactions	308,371,804	101,248,477

Redemption fees	29,007	24,688

Net increase (decrease) in net assets	(580,285,604)	413,253,940
Net assets:
Beginning of period	4,100,035,651	3,686,781,711

End of period	$3,519,750,047	$4,100,035,651

Undistributed net investment income included in net assets:
End of period	$61,155,002	$79,657,780

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Foreign Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	529,773	$9,940,531	1,232,157	$24,254,763
Shares issued in reinvestment of distributions	2,996,945	49,989,041	2,040,966	39,941,697
Shares redeemed	(2,237,531)	(41,811,931)	(8,769,318)	(174,684,826)

Net increase (decrease)	1,289,187	$18,117,641	(5,496,195)	$(110,488,366)

Class 2 Shares:
Shares sold	8,173,333	$150,106,614	20,015,006	$388,403,751
Shares issued in reinvestment of distributions	18,582,156	305,119,001	10,576,152	204,013,968
Shares redeemed	(16,745,683)	(311,168,425)	(26,940,536)	(526,110,368)

Net increase (decrease)	10,009,806	$144,057,190	3,650,622	$66,307,351

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2008[a]		Year Ended December 31, 2007
Class 3 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,417,425	$104,332,754	7,292,215	$141,648,697
Shares issued in reinvestment of distributions	2,567,834	41,932,727	769,639	14,792,452
Shares redeemed	(233,631)	(4,359,548)	(578,013)	(11,011,657)

Net increase (decrease)	7,751,628	$141,905,933	7,483,841	$145,429,492

Class 4 Shares:
Shares sold	228,699	$4,074,448
Shares issued on reinvestment of distributions	13,018	216,877
Shares redeemed	(17)	(285)

Net increase (decrease)	241,700	$4,291,040

[a]For	the period February 29, 2008 (effective date) to June 30, 2008, for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,106,111,253

Unrealized appreciation	$721,670,959
Unrealized depreciation	(307,256,668)

Net unrealized appreciation (depreciation)	$414,414,291

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $305,020,472 and $301,389,845, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$3,519,389,042	$1,136,502	$—	$3,520,525,544

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 12, 2008, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0413	$0.4658
Class 2	$0.0413	$0.4278
Class 3	$0.0413	$0.4454
Class 4	$0.0413	$0.4658

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON GLOBAL INCOME SECURITIES FUND

This semiannual report for Templeton Global Income Securities Fund covers the period ended June 30, 2008.

Performance Summary as of 6/30/08

Templeton Global Income Securities Fund – Class 3 delivered a +1.17% total return for the six-month period ended 6/30/08.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Income Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGI-1

Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the J.P. Morgan (JPM) Government Bond Index (GBI) Global, which had a +4.76% total return in U.S. dollar terms for the six months under review.1

Economic and Market Overview

The first half of 2008 was tumultuous for financial markets as compounding fears of higher inflation and slowing growth resulted in high volatility for many markets. Financial market uncertainty remained elevated during the period, supporting longer maturity bonds in developed markets. The global economy continued to expand, albeit at a moderating pace, given mounting deterrents to growth from the ongoing global credit squeeze and a slowing U.S. economy. The U.S. Federal Reserve Board (Fed) proactively undertook measures to help stabilize the economy, including significant interest rate easing, fiscal stimulus and more liquidity to the banking sector. Additionally, the central banks of Canada and the U.K. also reduced interest rates, while Japan and the European Central Bank (ECB) left rates unchanged.

Following a surge in food and oil prices, however, major developed bond markets re-priced the interest rate bias toward tighter monetary policy rather than looser monetary policy as two-year yields rose faster than long-term yields. The Fed signaled a pause in interest rate reductions, voicing concern over inflation and the weak U.S. dollar. In June, the ECB expressed its intention to increase interest rates from the 4.0% level held since June 2007. Given the ECB’s primary focus on inflation, higher food and energy costs overshadowed downside risks to the economy, causing divergent performance among eurozone countries and re-raising concerns about European banks’ undercapitalization. June’s preliminary inflation estimate showed consumer prices grew

1. Source: © 2008 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

TGI-2

4.0%, twice the rate of the ECB’s inflation goal.2 Nevertheless, economic indicators continued to show the eurozone economy was struggling with multiple challenges including higher interest rates, rising energy costs and a strong euro. In other parts of Europe, the U.K.’s economic situation continued to deteriorate given rising inflation expectations and slowing growth. Thus, the Bank of England reduced interest rates 50 basis points (100 basis points equal one percentage point) during the period. In Scandinavia and central and eastern Europe, economic momentum moderated but remained stronger relative to the eurozone and the U.K. Given rising inflation rates, Norway, Poland and Russia increased interest rates.

Japan’s economic growth also exhibited signs of slowing as the adverse external environment started to weigh on the economy. In addition to slowing production growth, worsening profit conditions due to high input costs hindered corporate investment. While overall inflation rose to a decade-high level in May, inflation excluding food and energy remained subdued. Bond yields also increased elsewhere in Asia and in Latin America. In Asia, currencies broadly weakened over the period, largely as a result of debt and equity outflows. Additionally, several Asian countries took steps to remove distorting fuel subsidies, adding pressure to inflation in the short term. South Korean economic growth, which had been relatively robust, showed some signs of a modest slowdown during the reporting period and the South Korean central bank left rates unchanged. In Mexico, growth indicators moderated and Mexico’s central bank sought to prevent further deterioration in inflation expectations through hiking interest rates. Although unemployment remained relatively stable in Mexico, consumer confidence declined sharply during the period and was at its lowest point in more than five years.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies.

2. Source: Euro Area Statistics Online, “Monthly Bulletin,” July 2008.

Currency Breakdown

Templeton Global Income Securities Fund

6/30/08

% of Total Net Assets

Americas	49.7%
U.S. Dollar	43.1%
Brazilian Real	3.6%
Peruvian Nuevo Sol	2.7%
Chilean Peso	0.9%
Mexican Peso*	-0.6%

Asia Pacific	61.7%
Japanese Yen	26.3%
Malaysian Ringgit	12.2%
Singapore Dollar	11.1%
Indonesian Rupiah	6.2%
Kazakhstani Tenge	2.7%
Indian Rupee	1.4%
Taiwanese Dollar	1.2%
Australian Dollar	0.8%
South Korean Won*	-0.2%

Europe	-16.4%
Swiss Franc	13.2%
Swedish Krona	10.9%
Norwegian Krone	4.0%
Polish Zloty	3.8%
Czech Koruna	1.1%
Russian Ruble	0.8%
Romania Leu - New*	-2.8%
British Pound Sterling*	-4.4%
Euro*	-43.0%

Middle East & Africa	5.0%
Egyptian Pound	5.0%

*The Mexican peso = -0.6%, South Korean won = -0.2%, Romania leu - new = -2.8%, British pound sterling = -4.4%, and euro = -43.0% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-3

We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements, and exposure to sovereign debt markets.

Interest Rate Strategy

During the six months under review, the Fund added select duration exposure seeking to take advantage of what we assessed as improving valuations and prospects for slowing growth. However, these positions hurt relative performance as rates in most markets rose at period-end. (Bond prices generally fall when interest rates rise.) Despite these short-term moves, our long-term view of these countries’ growth and inflation paths led us to favor these long duration positions. Two examples were Mexico and South Korea where despite signs of slowing growth, rising inflation led markets to price in higher interest rates going forward. The Fund also extended its duration exposure within the European Monetary Union (EMU) with the view that tighter monetary policy and the strong euro would lower growth, which was already weakening outside of Germany. However, this hurt relative performance as the ECB continued to prioritize fighting inflation by signaling an upcoming interest rate hike.

Currency Strategy

The Fund’s currency positioning changed significantly during the reporting period. Although in the past our currency strategy helped the Fund benefit from the euro’s long-term appreciation against the U.S. dollar, the Fund’s flexibility enables it to take currency exposure that could benefit from euro depreciation going forward. Based on our analysis, we felt the euro was overvalued and we hedged out all currency exposure that had high historical correlation to the euro and looked for opportunities to take positions in less correlated currencies during the period. Strong relative growth and solid external balances led us to favor Asian currencies versus the euro in those trades. Being underweighted in the euro impaired the Fund’s relative performance, as we missed out on the latest leg of euro appreciation versus the U.S. dollar. While the region’s currency strength hurt the Fund, our focus on non-euro European currencies benefited relative performance. The Polish zloty, Swiss franc, Swedish krona and Norwegian krone appreciated 15.63%, 11.15%, 7.45% and 6.60%, respectively, against the U.S. dollar

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGI-4

compared with the euro’s 7.76% appreciation.3 Healthy external balances and strong relative growth led us to continue favoring these currencies.

The U.S. economy slowed due to housing sector weakness and the credit crunch. During the period under review, the dollar fell 3.16% against the U.S.’s major trading partners, which benefited the Fund’s relative performance as it was underweighted in the U.S. dollar compared with the JPM GBI Global for most of the period.4 However, as the dollar reached all-time lows against the euro, we added exposure and consequently ended the period with an overweighted position. While the U.S. economic slowdown persisted and may continue for some time, valuations made such an exposure attractive to us as some recoupling of global growth could likely happen. Further, the global consumption imbalance began unwinding as the weak dollar and low consumption growth in the U.S. resulted in a lower, though still substantial, U.S. current account deficit. Elsewhere in the Americas, currencies of commodity exporters generated mixed returns despite high prices for their exports. The Fund’s overweighted exposure to the Brazilian real, which appreciated 11.91% against the U.S. dollar, helped relative performance while the Peruvian sol’s below-index 0.89% appreciation and the Chilean peso’s 5.50% depreciation detracted.3

Asian currency performance also varied considerably during the period. The currency that composed the largest portion of the Fund and the JPM GBI Global was the Japanese yen, which appreciated 5.39% against the U.S. dollar.3 However, the yen’s strength hurt the Fund’s relative performance because the Fund was still underweighted in the yen versus the index. The yen benefited from increased risk aversion as carry trades reversed and we believe Japan’s strong underlying fundamentals made it attractive despite relatively low growth and interest rates. Among other Asian currencies, the Indonesian rupiah and the Malaysian ringgit appreciated 1.87% and 1.21% against the U.S. dollar while the South Korean won fell 10.52%.3

3. Source: Exshare (via Compustat via FactSet).

4. Source: Federal Reserve H10 Report.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is a carry trade?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

TGI-5

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. The increased risk aversion and prospect for continuing deleveraging from credit market tightness led to wider credit spreads toward period-end. Largely as a result, U.S. dollar-denominated emerging market debt had a -0.18% return during the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.5 Sovereign interest rate credit spreads increased from 255 basis points at the beginning of the reporting period to 308 basis points by period-end despite several credit rating upgrades including those for Brazil, Peru and Russia.5 Regionally, Latin American sovereign debt had a +0.78% return, Asian debt a -2.20% return, and central and eastern European debt a -1.73% return.5 The Fund maintained limited exposure to sovereign debt during the period, largely due to our finding what we considered more attractive valuations in local markets.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

5. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 3

TGI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Fund-Level Expenses Incurred During Period* 1/1/08–6/30/08
Actual	$1,000	$1,011.70	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,020.79	$4.12

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.82%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

TGI-8

TGI-1

P1, P2, P3, P4

SUPPLEMENT DATED JUNE 16, 2008

TO THE PROSPECTUSES DATED MAY 1, 2008

OF

TEMPLETON GLOBAL INCOME SECURITIES FUND (FUND),

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

1.	In the “Goals and Strategies” section of the Fund’s prospectuses, under the heading “Main Investments,” the last two paragraphs are replaced with the following:

Derivative investments may be used to help manage interest rates, protect Fund assets, implement a cash or tax management strategy or enhance Fund income. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The Fund may enter, from time to time, into forward currency contracts (including cross currency forwards) and currency futures contracts to try to hedge (protect) against currency exchange rate fluctuations or to generate income or returns for the Fund. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross currency forwards are forward contracts to sell an amount of a foreign currency when the Fund believes that foreign currency may suffer or enjoy a substantial movement against another currency. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date for a price set at the time of the contract. Such contracts trade on an exchange unlike forward currency contracts. The Fund’s investments in forward currency contracts (including cross currency forwards) and currency futures contracts may result in net short currency exposures.

2.	The following paragraph is added to the “Main Risks” section of the prospectuses under the heading “Foreign Securities”:

Currency management strategies. Currency management strategies, including the use of cross currency forwards and currency futures contracts, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the manager expects. In addition, currency management strategies, to the extent that they are used as a hedging technique to reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.

Please keep this supplement for future reference.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 1		2007		2006		2005	2004	2003

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.00	$15.73		$14.36		$15.80	$15.54	$13.67

Income from investment operations[a]:
Net investment income[b]	0.37	0.77		0.61		0.57	0.66	0.69
Net realized and unrealized gains (losses)	(0.15)	0.97		1.24		(1.03)	1.37	2.35

Total from investment operations	0.22	1.74		1.85		(0.46)	2.03	3.04

Less distributions from net investment income and net foreign currency gains	(0.65)	(0.47)		(0.48)		(0.98)	(1.77)	(1.17)

Redemption fees	— [c]	—	[c]	—	[c]	— [c]	—	—

Net asset value, end of period	$16.57	$17.00		$15.73		$14.36	$15.80	$15.54

Total return[d]	1.27%	11.27%		13.14%		2.91%	15.09%	22.72%
Ratios to average net assets[e]
Expenses before expense reduction	0.57%	0.64%		0.80%		0.78%	0.79%	0.76%
Expenses net of expense reduction	0.57%	0.64%		0.72%		0.74%	0.78%	0.76%
Net investment income	4.21%	4.70%		4.09%		3.81%	4.40%	4.72%

Supplemental data
Net assets, end of period (000’s)	$220,222	$137,700		$75,843		$53,115	$49,845	$52,842
Portfolio turnover rate	9.08%	47.33%		30.65%		30.28%	37.39%	53.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 2		2007		2006		2005	2004	2003

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.72	$15.50		$14.19		$15.64	$15.42	$13.59

Income from investment operations[a]:
Net investment income[b]	0.34	0.72		0.57		0.52	0.60	0.65
Net realized and unrealized gains (losses)	(0.14)	0.96		1.21		(1.00)	1.36	2.33

Total from investment operations	0.20	1.68		1.78		(0.48)	1.96	2.98

Less distributions from net investment income and net foreign currency gains	(0.63)	(0.46)		(0.47)		(0.97)	(1.74)	(1.15)

Redemption fees	— [c]	—	[c]	—	[c]	— [c]	—	—

Net asset value, end of period	$16.29	$16.72		$15.50		$14.19	$15.64	$15.42

Total return[d]	1.18%	11.00%		12.77%		(3.08)%	14.74%	22.44%
Ratios to average net assets[e]
Expenses before expense reduction	0.82%	0.89%		1.05%		1.03%	1.04%	1.01%
Expenses net of expense reduction	0.82%	0.89%		0.97%		0.99%	1.03%	1.01%
Net investment income	3.96%	4.45%		3.84%		3.56%	4.15%	4.47%

Supplemental data
Net assets, end of period (000’s)	$736,923	$480,649		$205,768		$61,255	$19,779	$5,181
Portfolio turnover rate	9.08%	47.33%		30.65%		30.28%	37.39%	53.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
Class 3		2007		2006		2005[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.70	$15.49		$14.18		$15.27

Income from investment operations[b]:
Net investment income[c]	0.34	0.72		0.58		0.38
Net realized and unrealized gains (losses)	(0.13)	0.95		1.21		(0.50)

Total from investment operations	0.21	1.67		1.79		(0.12)

Less distributions from net investment income and net foreign currency gains	(0.63)	(0.46)		(0.48)		(0.97)

Redemption fees	— [d]	—	[d]	—	[d]	— [d]

Net asset value, end of period	$16.28	$16.70		$15.49		$14.18

Total return[e]	1.17%	11.03%		12.84%		(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.82%	0.89%		1.05%		1.03%
Expenses net of expense reduction	0.82%	0.89%		0.97%		0.99%
Net investment income	3.96%	4.45%		3.84%		3.56%

Supplemental data
Net assets, end of period (000’s)	$134,684	$91,162		$35,572		$5,769
Portfolio turnover rate	9.08%	47.33%		30.65%		30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

Class 4	Period Ended June 30, 2008[a] (unaudited)

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00

Income from investment operations[b]:
Net investment income[c]	0.26
Net realized and unrealized gains (losses)	(1.05)

Total from investment operations	(0.79)

Less distributions from net investment income and net foreign currency gains	(0.65)

Redemption fees	— [d]

Net asset value, end of period	$16.56

Total return[e]	(4.41)%
Ratios to average net assets[f]
Expenses	0.92% [g]
Net investment income	3.86%

Supplemental data
Net assets, end of period (000’s)	$7,115
Portfolio turnover rate	9.08%

aFor the period February 29, 2008 (effective date) to June 30, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 79.5%
Argentina 3.6%
[b,c]Government of Argentina, senior bond, FRN, 3.092%, 8/03/12	74,362,000		$39,289,774

Australia 0.8%
New South Wales Treasury Corp., 6.00%, 5/01/12	6,350,000	AUD	5,820,832
Queensland Treasury Corp., 6.00%, 7/14/09	3,195,000	AUD	3,022,238

			8,843,070

Austria 3.6%
Government of Austria, 5.00%, 7/15/12	400,000	EUR	633,726
Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11	40,000,000	CHF	38,514,028

			39,147,754

Belgium 0.1%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	1,082,262

Brazil 3.6%
Nota Do Tesouro Nacional,
9.762%, 1/01/12	20,470	[d] BRL	11,106,594
9.762%, 1/01/14	7,100	[d] BRL	3,651,488
9.762%, 1/01/17	22,490	[d] BRL	10,910,359
[e]Index Linked, 10.325%, 5/15/15	2,750	[d] BRL	2,742,827
[e]Index Linked, 10.325%, 5/15/45	10,825	[d] BRL	10,724,115

			39,135,383

Canada 0.2%
Province of Manitoba, 6.375%, 9/01/15	1,638,000	NZD	1,188,123
Province of Ontario, 6.25%, 6/16/15	925,000	NZD	664,243

			1,852,366

France 4.0%
Government of France, 4.00%, 10/25/09	195,000	EUR	303,980
4.25%, 10/25/17	27,650,000	EUR	41,774,938
4.25%, 4/25/19	1,520,000	EUR	2,273,770

			44,352,688

Germany 3.9%
[b]KfW Bankengruppe, FRN, 0.706%, 8/08/11	4,590,000,000	JPY	43,195,677

Indonesia 6.2%
Government of Indonesia,
9.00%, 9/15/13	53,560,000,000	IDR	4,920,102
14.275%, 12/15/13	14,267,000,000	IDR	1,612,282
11.50%, 9/15/19	30,075,000,000	IDR	2,891,528
11.00%, 11/15/20	60,210,000,000	IDR	5,550,700
12.80%, 6/15/21	98,831,000,000	IDR	10,238,239
10.25%, 7/15/22	59,250,000,000	IDR	5,098,901
9.50%, 7/15/23	194,080,000,000	IDR	15,534,842
11.75%, 8/15/23	5,491,000,000	IDR	523,975
11.00%, 9/15/25	61,856,000,000	IDR	5,557,273
10.25%, 7/15/27	79,804,000,000	IDR	6,689,738
FR35, 12.90%, 6/15/22	27,622,000,000	IDR	2,869,931
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	796,206
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	369,468
FR47, 10.00%, 2/15/28	52,297,000,000	IDR	4,277,858
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,388,680

			68,319,723

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Iraq 0.3%
[f]Government of Iraq, Reg S, 5.80%, 1/15/28	5,215,000		$3,780,875

Malaysia 6.3%
Government of Malaysia,
6.45%, 7/01/08	14,772,000	MYR	4,520,888
3.917%, 9/30/08	400,000	MYR	122,478
4.305%, 2/27/09	4,210,000	MYR	1,293,813
7.00%, 3/15/09	12,234,000	MYR	3,830,227
6.844%, 10/01/09	2,800,000	MYR	888,078
3.756%, 4/28/11	106,560,000	MYR	32,261,867
3.833%, 9/28/11	3,660,000	MYR	1,108,009
3.461%, 7/31/13	12,600,000	MYR	3,704,959
3.814%, 2/15/17	18,885,000	MYR	5,405,534
4.24%, 2/07/18	53,500,000	MYR	15,645,152

			68,781,005

Mexico 10.2%
Government of Mexico,
9.00%, 12/20/12	265,000	[g] MXN	2,579,729
8.00%, 12/19/13	794,500	[g] MXN	7,374,199
8.00%, 12/17/15	726,000	[g] MXN	6,621,917
7.25%, 12/15/16	250,000	[g] MXN	2,158,680
10.00%, 12/05/24	5,162,800	[g] MXN	53,074,625
[h]144A, 7.50%, 3/08/10	450,000	EUR	731,088
M 10, 7.75%, 12/14/17	4,473,000	[g] MXN	39,400,044

			111,940,282

Netherlands 1.7%
Government of the Netherlands, 4.50%, 7/15/17	12,280,000	EUR	18,930,031

New Zealand 0.2%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,854,445

Norway 2.8%
Government of Norway,
5.50%, 5/15/09	76,360,000	NOK	14,885,686
6.00%, 5/16/11	29,300,000	NOK	5,809,937
6.50%, 5/15/13	49,400,000	NOK	10,202,005

			30,897,628

Peru 0.4%
Government of Peru,
7.84%, 8/12/20	4,945,000	PEN	1,774,850
7, 8.60%, 8/12/17	6,185,000	PEN	2,313,117

			4,087,967

Philippines 0.0%[i]
[f]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	533,258

Poland 2.1%
Government of Poland,
6.00%, 5/24/09	4,045,000	PLN	1,883,602
5.75%, 9/23/22	48,750,000	PLN	21,179,301

			23,062,903

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Singapore 3.3%
Government of Singapore,
5.625%, 7/01/08	8,370,000	SGD	$6,152,376
4.375%, 1/15/09	35,320,000	SGD	26,475,215
2.375%, 10/01/09	4,660,000	SGD	3,480,850

			36,108,441

South Africa 0.0%[i]
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	296,957

South Korea 9.6%
Korea Deposit Insurance Corp.,
07-1, 5.57%, 9/14/12	6,600,000,000	KRW	6,116,087
08-1, 5.28%, 2/15/13	880,000,000	KRW	803,197
Korea Treasury Bond, 5.25%, 9/10/12	28,539,000,000	KRW	26,581,890
5.00%, 9/10/16	2,806,000,000	KRW	2,507,183
5.50%, 9/10/17	59,230,600,000	KRW	54,506,131
5.25%, 3/10/27	16,857,900,000	KRW	14,693,388

			105,207,876

[j]Supranational 6.5%
European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09	40,000,000	PLN	18,595,777
European Investment Bank, senior note,
4.50%, 5/15/13	33,700,000	NOK	6,216,610
[b]FRN, 0.709%, 9/21/11	3,040,000,000	JPY	28,638,824
Inter-American Development Bank,
1.90%, 7/08/09	175,000,000	JPY	1,663,829
6.00%, 12/15/17	575,000	NZD	403,209
senior note, 7.50%, 12/05/24	200,000,000	MXN	15,714,563

			71,232,812

Sweden 8.6%
Government of Sweden,
5.00%, 1/28/09	377,720,000	SEK	62,893,243
4.00%, 12/01/09	163,000,000	SEK	26,816,705
[k]Strip, 9/17/08	30,000,000	SEK	4,936,418

			94,646,366

United States 1.5%
Alabama Public Housing Authorities Capital Program Revenue, Series B, FSA Insured, 4.45%, 1/01/24	680,000		645,578
California State GO, Refunding,
5.125%, 4/01/33	4,725,000		4,740,782
5.00%, 4/01/38	5,015,000		4,915,703
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Refunding, Third Indenture Series A, FGIC Insured, 5.00%, 7/01/19	1,500,000		1,595,280
New York City GO, Sub Series L-1, 5.00%, 4/01/26	700,000		712,929
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,543,544
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/21	875,000		919,004
Wisconsin State GO, Series A, FGIC Insured, 5.00%, 5/01/21	500,000		521,335

			16,594,155

Total Government and Agency Securities (Cost $877,979,407)			873,173,698

TGI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Short Term Investments 19.2%
Government and Agency Securities 5.6%
Egypt 4.9%
[k,l]Egypt Treasury Bills, 7/01/08 - 6/30/09	299,125,000	EGP	$53,576,597

Malaysia 0.7%
Government of Malaysia, 3.541%, 7/08/08	6,100,000	MYR	1,866,869
3.562%, 7/15/08	10,550,000	MYR	3,228,784
[k]Malaysia Treasury Bills, 7/04/08 - 9/23/08	10,540,000	MYR	3,205,118

			8,300,771

Total Government and Agency Securities (Cost $60,266,404)			61,877,368

Total Investments before Repurchase Agreement (Cost $938,245,811)			935,051,066

United States 13.6%
Repurchase Agreement (Cost $149,366,712) 13.6%
[m]Joint Repurchase Agreement, 2.173%, 7/01/08 (Maturity Value $149,375,729)	149,366,712		149,366,712
ABN AMRO Bank NV, New York Branch (Maturity Value $15,296,075)
Banc of America Securities LLC (Maturity Value $15,296,075)
Barclays Capital Inc. (Maturity Value $15,296,075)
Deutsche Bank Securities Inc. (Maturity Value $15,296,075)
Dresdner Kleinwort Securities LLC (Maturity Value $15,296,075)
Goldman, Sachs & Co. (Maturity Value $15,296,075)
Lehman Brothers Inc. (Maturity Value $15,676,983)
Merrill Lynch Government Securities Inc. (Maturity Value $15,296,075)
Morgan Stanley & Co. Inc. (Maturity Value $11,330,146)
UBS Securities LLC (Maturity Value $15,296,075)

Collateralized by U.S. Government Agency Securities, 1.95% - 6.25%, 7/24/08 - 6/17/13;
[k]U.S. Government Agency Discount Notes, 10/20/08 - 8/01/12; and U.S. Treasury Notes, 3.50% - 4.75%,
  12/31/08 - 5/31/13

Total Investments (Cost $1,087,612,523) 98.7%			1,084,417,778
Net Unrealized Loss on Forward Exchange Contracts (0.5)%			(5,579,091)
Net Unrealized Loss on Interest Rate Swaps (0.2)%			(1,971,121)
Other Assets, less Liabilities 2.0%			22,075,657

Net Assets 100.0%			$1,098,943,223

TGI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2008 (unaudited) (continued)

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

Selected Portfolio Abbreviations

FGIC - Financial Guaranty Insurance Co.

FRN - Floating Rate Note

FSA - Financial Security Assurance Inc.

GO - General Obligation

MBIA - Municipal Bond Investors Assurance Corp.

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(h).

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2008, the aggregate value of these securities was $4,314,133, representing 0.39% of net assets.

gPrincipal amount is stated in 100 Mexican Peso Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2008, the value of this security was $731,088, representing 0.07% of net assets.

iRounds to less than 0.1% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lSecurity purchased on a when-issued basis. See Note 1(d).

mSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$938,245,811
Cost - Repurchase agreements	149,366,712

Total cost of investments	$1,087,612,523

Value - Unaffiliated issuers	$935,051,066
Value - Repurchase agreements	149,366,712

Total value of investments	1,084,417,778
Cash	1,170,000
Foreign currency, at value (cost $1,057,205)	1,056,524
Receivables:
Capital shares sold	4,584,830
Interest	19,024,510
Swap premiums paid	128,003
Unrealized gain on forward exchange contracts (Note 7)	26,476,871

Total assets	1,136,858,516

Liabilities:
Payables:
Investment securities purchased	1,311,545
Capital shares redeemed	1,298,896
Affiliates	776,481
Accrued swap premium	118,834
Unrealized loss on forward exchange contracts (Note 7)	32,055,962
Unrealized loss on swap agreements (Note 8)	1,971,121
Accrued expenses and other liabilities	382,454

Total liabilities	37,915,293

Net assets, at value	$1,098,943,223

Net assets consist of:
Paid-in capital	$1,085,437,328
Undistributed net investment income	14,790,052
Net unrealized appreciation (depreciation)	(10,425,565)
Accumulated net realized gain (loss)	9,141,408

Net assets, at value	$1,098,943,223

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities

June 30, 2008 (unaudited)

Templeton Global Income Securities Fund
Class 1:
Net assets, at value	$220,222,029

Shares outstanding	13,287,903

Net asset value and maximum offering price per share	$16.57

Class 2:
Net assets, at value	$736,922,774

Shares outstanding	45,230,894

Net asset value and maximum offering price per share	$16.29

Class 3:
Net assets, at value	$134,683,724

Shares outstanding	8,274,207

Net asset value and maximum offering price per share[a]	$16.28

Class 4:
Net assets, at value	$7,114,696

Shares outstanding	429,737

Net asset value and maximum offering price per share	$16.56

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the period ended June 30, 2008 (unaudited)

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $392,425)	$22,389,289

Expenses:
Management fees (Note 3a)	2,226,627
Distribution fees: (Note 3c)
Class 2	785,247
Class 3	153,099
Class 4	1,418
Unaffiliated transfer agent fees	962
Custodian fees (Note 4)	316,960
Reports to shareholders	82,459
Professional fees	19,449
Trustees’ fees and expenses	1,275
Other	21,808

Total expenses	3,609,304
Expense reductions (Note 4)	(467)

Net expenses	3,608,837

Net investment income	18,780,452

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,410,663
Foreign currency transactions	2,920,966
Swap agreements	9,169

Net realized gain (loss)	13,340,798

Net change in unrealized appreciation (depreciation) on:
Investments	(28,271,803)
Translation of assets and liabilities denominated in foreign currencies	(6,570,075)

Net change in unrealized appreciation (depreciation)	(34,841,878)

Net realized and unrealized gain (loss)	(21,501,080)

Net increase (decrease) in net assets resulting from operations	$(2,720,628)

The accompanying notes are an integral part of these financial statements.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007

Increase (decrease) in net assets:
Operations:
Net investment income	$18,780,452	$21,282,117
Net realized gain (loss) from investments, foreign currency transactions, and swap agreements	13,340,798	17,882,637
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(34,841,878)	8,914,827

Net increase (decrease) in net assets resulting from operations	(2,720,628)	48,079,581

Distributions to shareholders from net investment income and net foreign currency gains:
Class 1	(8,184,833)	(2,456,235)
Class 2	(26,397,120)	(8,266,690)
Class 3	(4,932,732)	(1,628,484)
Class 4	(162,330)	—

Total distributions to shareholders	(39,677,015)	(12,351,409)

Capital share transactions: (Note 2)
Class 1	91,362,725	55,559,172
Class 2	284,238,193	250,108,969
Class 3	48,799,421	50,922,791
Class 4	7,388,139	—

Total capital share transactions	431,788,478	356,590,932

Redemption fees	40,860	9,428

Net increase (decrease) in net assets	389,431,695	392,328,532
Net assets:
Beginning of period	709,511,528	317,182,996

End of period	$1,098,943,223	$709,511,528

Undistributed net investment income included in net assets:
End of period	$14,790,052	$35,686,615

The accompanying notes are an integral part of these financial statements.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Income Securities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on June 30, 2008. The joint repurchase agreement is valued at cost.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Interest Rate Swaps

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

g. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2008[a]		Year Ended December 31, 2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,905,252	$104,319,974	5,103,718	$85,032,506
Shares issued in reinvestment of distributions	492,765	8,184,833	153,227	2,456,235
Shares redeemed	(1,212,321)	(21,142,082)	(1,977,376)	(31,929,569)

Net increase (decrease)	5,185,696	$91,362,725	3,279,569	$55,559,172

Class 2 Shares:
Shares sold	16,900,912	$293,280,702	16,336,797	$264,154,676
Shares issued in reinvestment of distributions	1,616,480	26,397,120	523,540	8,266,690
Shares redeemed	(2,032,373)	(35,439,629)	(1,388,223)	(22,312,397)

Net increase (decrease)	16,485,019	$284,238,193	15,472,114	$250,108,969

Class 3 Shares:
Shares sold	3,236,275	$56,258,346	3,533,597	$56,987,401
Shares issued in reinvestment of distributions	302,251	4,932,732	103,199	1,628,484
Shares redeemed	(721,598)	(12,391,657)	(475,906)	(7,693,094)

Net increase (decrease)	2,816,928	$48,799,421	3,160,890	$50,922,791

Class 4 Shares:
Shares sold	419,969	$7,225,993
Shares issued on reinvestment of distributions	9,768	162,146

Net increase (decrease)	429,737	$7,388,139

[a]	For the period February 29, 2008 (effective date) to June 30, 2008 for Class 4.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$2,370,518
2009	1,649,033
2010	177,731

$4,197,282

At June 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,090,045,202

Unrealized appreciation	$35,578,626
Unrealized depreciation	(41,206,050)

Net unrealized appreciation (depreciation)	$(5,627,424)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2008, aggregated $470,211,689 and $67,967,435, respectively.

7. FORWARD EXCHANGE CONTRACTS

At June 30, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
293,932,800	Kazakhstani Tenge	2,400,000		7/25/08	$29,983	$—
125,841,100	Japanese Yen	1,100,000		8/07/08	87,924	—
154,044,450	Japanese Yen	1,350,000		8/08/08	104,236	—
154,325,250	Japanese Yen	1,350,000		8/11/08	107,116	—
290,165,200	Japanese Yen	2,600,000		8/20/08	140,989	—
143,907,400	Japanese Yen	1,300,000		8/25/08	59,750	—
27,917,500	Japanese Yen	251,283		9/04/08	12,645	—
422,114,000	Japanese Yen	2,800,000	EUR	9/12/08	—	(399,702)
25,000,000	Indian Rupee	868,538	NZD	9/24/08	—	(77,792)
335,289,200	Japanese Yen	3,040,000		9/25/08	133,375	—
502,467,600	Japanese Yen	4,530,000		9/26/08	225,908	—
361,308,750	Kazakhstani Tenge	2,850,000		10/10/08	119,783	—
1,448,425,000	Chilean Peso	2,875,000		10/20/08	—	(135,394)

TGI-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
646,280,000	Chilean Peso	1,280,000		10/22/08	$—	$(57,790)
882,350,000	Chilean Peso	1,750,000		10/23/08	—	(81,476)
192,000,000	Kazakhstani Tenge	1,500,000		11/03/08	74,609	—
3,423,150	Swiss Franc	3,000,000		11/03/08	354,744	—
1,342,374,000	Japanese Yen	12,100,000		11/04/08	636,704	—
144,407,250	Japanese Yen	1,362,076		11/14/08	8,952	—
2,670,000	Euro	9,865,650	RON	12/03/08	54,846	—
2,225,000	Euro	8,068,963	RON	12/04/08	109,784	—
345,000,000	Japanese Yen	3,124,123		12/04/08	155,502	—
224,539,500	Japanese Yen	2,100,817		12/05/08	33,826	—
673,264,800	Kazakhstani Tenge	5,200,000		12/12/08	301,466	—
280,943,000	Japanese Yen	2,600,000		12/15/08	72,544	—
281,190,000	Japanese Yen	2,600,000		12/17/08	75,232	—
142,890,000	Kazakhstani Tenge	1,100,000		12/22/08	66,515	—
33,600,000	Japanese Yen	321,987		1/22/09	—	(1,631)
1,410,703	Peruvian Neuvo Sol	5,494,676	MXN	1/22/09	—	(41,950)
514,600,000	Kazakhstani Tenge	4,000,000		1/29/09	189,076
1,202,095,000	Japanese Yen	11,500,000		1/30/09	—	(33,398)
34,696,800	Japanese Yen	226,895	EUR	1/30/09	—	(22,350)
139,956,750	Kazakhstani Tenge	1,085,020		2/06/09	53,632	—
440,854,500	Japanese Yen	4,150,000		2/17/09	59,662	—
56,848,000	Kazakhstani Tenge	440,000		2/26/09	21,833	—
88,025,000	Indian Rupee	2,852,731	NZD	2/27/09	—	(106,591)
325,942,003	Kazakhstani Tenge	2,529,758		2/27/09	118,000	—
329,402,395	Kazakhstani Tenge	2,632,271		4/30/09	28,826	—
27,094,730	Singapore Dollar	13,100,000	EUR	4/30/09	—	(131,895)
122,773,200	Swedish Krona	13,100,000	EUR	4/30/09	—	(275,486)
1,998,991	Peruvian Neuvo Sol	8,108,839	MXN	5/07/09	—	(79,551)
5,296,692	Peruvian Neuvo Sol	1,930,000		5/08/09	—	(147,182)
8,062,720	Peruvian Neuvo Sol	2,982,878		5/15/09	—	(269,112)
10,085,857	Peruvian Neuvo Sol	3,728,598		5/19/09	—	(333,931)
507,359,240	Kazakhstani Tenge	44,462,684	MXN	5/27/09	—	(26,983)

Contracts to Sell
2,017,928	Mexican Peso	91,755,188	CLP	9/15/08	—	(19,486)
22,711,151	Mexican Peso	1,037,699,748	CLP	10/01/08	—	(206,727)
23,225,918	Mexican Peso	1,057,613,091	CLP	10/02/08	—	(218,091)
2,888,971,900	South Korean Won	3,505,821	CHF	11/13/08	683,758	—
14,750,000	Romanian Leu-New	32,712,353	NOK	11/17/08	162,216	—
2,722,612,000	South Korean Won	3,359,632	CHF	11/17/08	699,117	—
12,324,637,500	South Korean Won	14,532,681	CHF	11/25/08	2,503,875	—
2,307,240,000	South Korean Won	2,746,093	CHF	11/26/08	493,761	—
6,395,688,000	South Korean Won	7,616,569	CHF	11/28/08	1,373,171	—
2,435,035,200	South Korean Won	2,944,527	CHF	12/02/08	566,722	—
7,728,240,000	South Korean Won	9,251,942	CHF	12/03/08	1,707,284	—
357,000	Euro	56,026,866	JPY	12/08/08	—	(24,695)
3,734,309,600	South Korean Won	4,513,743	CHF	12/09/08	867,593	—
2,671,578,000	South Korean Won	4,119,944	SGD	12/10/08	505,140	—

TGI-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Sell
12,319,825	Romanian Leu-New	31,800,179	SEK	12/15/08	$102,354	$—
2,136,044,750	South Korean Won	2,610,663	CHF	12/15/08	524,656	—
35,134,048	Mexican Peso	8,893,130	PEN	1/20/09	—	(311,940)
19,086,450,000	South Korean Won	21,977,351	CHF	1/20/09	3,371,260	—
14,735,520,000	South Korean Won	16,768,537	CHF	1/21/09	2,407,850	—
35,571,270	Mexican Peso	123,684,863	INR	1/22/09	—	(546,285)
25,863,307	Mexican Peso	2,264,837		1/22/09	—	(170,396)
7,467,604,560	South Korean Won	7,837,536		1/23/09	724,594	—
30,321,722	Mexican Peso	105,249,728	INR	1/27/09	—	(468,858)
6,905,529	Euro	10,067,915		1/28/09	—	(686,367)
9,671,012	Euro	14,093,398		1/29/09	—	(966,933)
2,754,660	Euro	4,039,984		2/04/09	—	(248,452)
109,729,627	Mexican Peso	9,687,440		2/06/09	—	(622,500)
24,730,081	Mexican Peso	2,185,505		2/09/09	—	(137,088)
17,294,895	Romanian Leu-New	113,908,408	CZK	2/12/09	342,149	—
6,322,150	Romanian Leu-New	41,840,621	CZK	2/17/09	140,523	—
4,372,314	Euro	6,316,026		2/19/09	—	(485,612)
20,047,506	Euro	29,139,835		2/23/09	—	(2,040,080)
20,047,506	Euro	3,084,228,608	JPY	2/23/09	—	(1,718,704)
13,365,004	Euro	2,058,163,838	JPY	2/25/09	—	(1,122,196)
6,682,502	Euro	9,766,477		2/25/09	—	(625,780)
3,682,120,000	South Korean Won	3,880,000		2/25/09	373,008	—
19,134,891	Euro	27,976,632		2/26/09	—	(1,779,389)
6,682,502	Euro	1,024,875,284	JPY	2/26/09	—	(600,190)
30,071,259	Euro	4,675,686,507	JPY	2/27/09	—	(2,086,849)
49,196,407	Euro	72,657,715		2/27/09	—	(3,842,094)
58,914,810	Mexican Peso	5,232,001		2/27/09	—	(287,072)
4,517,459	Romanian Leu-New	29,268,617	CZK	2/27/09	62,537	—
3,675,562,800	South Korean Won	3,880,000		2/27/09	379,268	—
6,682,502	Euro	10,016,803		3/03/09	—	(372,310)
10,166,171	Mexican Peso	905,309		3/03/09	—	(46,508)
10,023,753	Euro	14,994,799		3/04/09	—	(588,084)
3,655,736,000	South Korean Won	3,880,000		3/04/09	398,190	—
3,341,251	Euro	5,032,258		3/09/09	-	(160,727)
3,341,251	Euro	513,877,721	JPY	3/09/09	—	(280,300)
3,341,251	Euro	5,048,463		3/10/09	—	(144,260)
2,505,938	Euro	384,147,766	JPY	3/10/09	—	(221,865)
3,341,251	Euro	5,105,816		3/17/09	—	(85,076)
7,760,000,000	South Korean Won	8,012,071	CHF	3/27/09	469,169	—
6,027,094	Euro	918,887,847	JPY	3/31/09	—	(560,955)
3,036,391,000	South Korean Won	3,140,768	CHF	4/01/09	189,290
14,200,317	Euro	2,199,046,055	JPY	4/06/09	—	(981,075)
3,880,000,000	South Korean Won	4,025,495	CHF	4/06/09	253,865	—
4,840,000	British Pound Sterling	9,405,185		4/07/09	—	(31,196)
3,242,581	British Pound Sterling	8,481,749	SGD	4/14/09	—	(7,021)
12,661,962	Euro	19,589,279		4/14/09	—	(55,089)
18,505,945	Euro	39,015,772	SGD	4/14/09	323,129	—
6,168,648	Euro	959,610,305	JPY	4/14/09	—	(376,245)
3,246,657	Euro	6,761,033	SGD	4/17/09	—	(4,342)

TGI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Sell
9,739,971	Euro	20,389,655	SGD	4/20/09	$70,365	$—
1,574,014	Euro	246,141,160	JPY	4/20/09	—	(82,098)
3,237,710	Euro	15,778,980	MYR	4/21/09	—	(182,542)
1,618,855	Euro	3,390,530	SGD	4/24/09	13,806	—
2,425,242	British Pound Sterling	14,573,376	MYR	4/27/09	—	(252,533)
1,618,855	Euro	3,379,360	SGD	4/27/09	6,168	—
2,329,569	New Zealand Dollar	71,377,981	INR	4/28/09	—	(95,045)
13,708,414	British Pound Sterling	82,870,104	MYR	4/30/09	—	(1,269,636)
129,187,726	Mexican Peso	32,777,510	PEN	4/30/09	—	(965,489)
218,306,058	Mexican Peso	19,760,042		5/04/09	—	(504,247)
45,766,762	Mexican Peso	169,465,166	INR	5/04/09	—	(442,975)
1,052,256	Euro	2,149,864	SGD	5/06/09	—	(29,468)
266,049,641	Mexican Peso	24,240,542		5/06/09	—	(448,804)
808,414	British Pound Sterling	4,872,069	MYR	5/07/09	—	(78,668)
9,640,135	Mexican Peso	420,791,871	CLP	5/15/09	—	(108,922)
90,027,727	Mexican Peso	250,057,232	TWD	5/18/09	—	(102,563)
30,000,000	Mexican Peso	117,663,000	INR	5/20/09	—	(140,270)
14,559,327	Mexican Peso	633,651,050	CLP	5/20/09	—	(167,473)
53,095,853	Mexican Peso	144,700,004	TWD	6/02/09	—	(141,928)
57,848,619	Mexican Peso	129,543,727	RUB	6/04/09	73,034	—
5,514,624	Euro	27,146,472	MYR	6/09/09	—	(206,976)
6,880,600	Euro	10,606,617		6/10/09	—	(39,015)
4,595,521	Euro	22,869,610	MYR	6/10/09	—	(96,205)
778,772	Euro	3,886,306	MYR	6/12/09	—	(12,887)
5,422,023	Mexican Peso	245,259,783	CLP	6/12/09	—	(44,236)
1,021,396	Euro	5,072,765	MYR	6/15/09	—	(24,122)
2,024,807	Euro	10,022,795	MYR	6/16/09	—	(57,910)
26,552,505	Mexican Peso	59,389,235	RUB	6/19/09	32,155	—
14,481,704	Mexican Peso	166,257,207	KZT	6/29/09	795	—
14,481,704	Mexican Peso	32,179,795	RUB	6/29/09	9,313	—
23,073,608	Mexican Peso	6,327,476	PEN	6/30/09	4,091	—
Unrealized gain (loss) on offsetting forward exchange contracts					3,205,203	(1,208,899)

Unrealized gain (loss) on forward exchange contracts					26,476,871	(32,055,962)

Net unrealized gain (loss) on forward exchange contracts						$(5,579,091)

[a]	In U.S. dollars unless otherwise indicated.

Currency Abbreviations

CHF - Swiss Franc

CLP - Chilean Peso

CZK - Czech Koruna

EUR - Euro

INR - Indian Rupee

JPY - Japanese Yen

KZT - Kazakhstani Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

TGI-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

Currency Abbreviations (continued)

NZD - New Zealand Dollar

PEN - Peruvian Neuvo Sol

RON - Romanian Leu-New

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - Taiwanese Dollar

8. INTEREST RATE SWAPS

At June 30, 2008, the Fund had the following interest rate swap contracts outstanding:

Counter Party	Fixed Rate Received by the Fund	Floating Rate Paid by the Fund	Notional Principal Amount	Expiration Date	Unrealized Gain	Unrealized Loss
JPMorgan	7.06%	Sinacofi Chile Interbank Rate	2,425,500,000 CLP	6/13/18	$—	$(239,937)
JPMorgan	7.15%	Sinacofi Chile Interbank Rate	2,475,000,000 CLP	6/18/18	—	(226,581)
Merrill Lynch & Co. Inc.	7.05%	Sinacofi Chile Interbank Rate	7,200,000,000 CLP	6/13/18	—	(718,800)
Merrill Lynch & Co. Inc.	7.09%	Sinacofi Chile Interbank Rate	7,950,000,000 CLP	6/16/18	—	(785,803)

Unrealized gain (loss) on interest rate swaps					$—	$(1,971,121)

Net unrealized gain (loss) on interest rate swaps						$(1,971,121)

Currency Abbreviation

CLP - Chiliean Peso

9. CREDIT RISK

The Fund has 10.32% of its portfolio invested in high yield and other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

TGI-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$45,288,080	$1,039,129,698	$—	$1,084,417,778
Other Financial Instruments[a]	—	26,476,871	—	26,476,871
Liabilities:
Other Financial Instruments[a]	—	34,027,083	—	34,027,083

[a]Other	financial instruments include net unrealized appreciation (depreciation) of forward exchange contracts and interest rate swap contracts.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

TGI-33

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2007 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 12, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0101	$0.3831
Class 2	$0.0101	$0.3721
Class 3	$0.0101	$0.3719
Class 4	$0.0101	$0.3831

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGI-34

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Credit Suisse (CS) Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Regional market returns are from subindexes of the JPM EMBI Global.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/08, there were 154 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the six-month period ended 6/30/08, there were 65 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/08, there were 68 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/08, there were 105 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap™ Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s (S&P)/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 15, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust other than the recently formed Franklin Templeton VIP Founding Funds Allocation Fund, which did not require an agreement renewal (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of Class 1 shares, or Class 2 shares for those Funds having only Class 2 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2008, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for only two full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period and cumulative two-year periods, respectively, to be in the middle and second-lowest quintiles of such universe. In light of its limited period of operation, the Board felt that no meaningful record of performance had been established.

Franklin Global Communications Securities Fund – The performance universe for this Fund consisted of the Fund and all specialty and miscellaneous funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest quintile of its performance universe for the one-year period and the highest quintile for the previous three- and five-year annualized periods and its income return for the one-year period to be in the second-lowest quintile of its performance universe, and the second-highest and highest quintiles of such universe for the previous three- and five-year periods, respectively, on an annualized basis. There was no meaningful universe in existence for earlier periods. The Board was satisfied with such performance.

Franklin Global Real Estate Securities Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period and on an annualized basis to be in the lowest quintile of such universe for the previous three-, five- and 10-year periods. The Board noted that on May 1, 2007, the Fund had changed portfolio managers and also had adopted a global investment mandate. The Board discussed with management steps being taken to improve the Fund’s performance, but believed that the limited period of operations since such change in managers and mandate provided no meaningful measure of performance.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period and on an annualized basis in each of the previous three-, five- and 10-year periods to be in the highest quintile of such performance universe. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such universe, and on an annualized basis for each of the previous three- and five-year periods to be in the lowest quintile and for the previous 10-year period to be in the second-lowest quintile of such performance universe. In discussing performance, management pointed to the Fund’s investment strategy of focusing on dividend paying stocks, noting that underperformance in the Fund’s total return on a relative basis reflected such strategy with its poor absolute total return during the past year being largely attributable to its exposure to stocks in the financial sector. While intending to monitor management’s efforts to improve total return, the Board did not believe the Fund’s overall performance warranted any change in portfolio management.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, middle quintile for the previous five-year period, and highest quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the second-highest quintile of its performance universe for the one-year period as well as the previous three-year period on an annualized

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

basis and in the highest and second-lowest quintiles of such universe, respectively, for the previous five- and 10-year periods on an annualized basis. The Board found such performance to be acceptable, noting that its absolute income returns for the one- and three-year annualized periods were 6.69% and 6.76%, respectively, as set forth in the Lipper report.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be in the middle quintile of its performance universe for the one-year period and in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such universe for the one-year period, and on an annualized basis to be in the lowest quintile of such universe for the previous three- and five-year periods, but the highest quintile of such universe for the previous 10-year period. While intending to monitor this Fund’s performance, the Board did not believe it warranted any change in portfolio management, noting the Fund’s absolute level of total return for the annualized five-year period was 9.88% as shown in the Lipper report.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for only two full years, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such universe for the one-year period and the middle quintile of such universe for the two-year period on an annualized basis. In light of its limited period of operation, the Board felt that no meaningful record of performance had been established.

Franklin Money Market Fund – The performance universe for this Fund consisted of the Fund and all money market funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe during the one-year period and to be in the lowest quintile of such universe for the previous three-year period, and the second-lowest quintile of such universe during the previous five- and 10-year periods on an annualized basis. The Board found such performance to be acceptable noting this was the smallest Fund within the Trust, that it was managed conservatively with a high-quality portfolio having no structured or lower-rated securities and that its return was competitive, being within 10 basis points of the universe median for the annualized previous 10 years as set forth in the Lipper report.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period, and on an annualized basis to be in the highest quintile for the previous three-year period and the second-highest quintile for the previous five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the middle quintile of the performance universe for the one-year period and on an annualized basis to be in the second-lowest and lowest quintiles for the previous three- and five-year periods, respectively, but in the highest quintile of such universe for the previous 10-year period. The Board believed the Fund’s total return performance reflected its specifically stated strategy of investing in companies with consistently rising dividends and that no change in such strategy or portfolio management was needed.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consists of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of such performance universe, and on an annualized basis to be in the highest quintile of such universe during the previous three-year period and the second-highest quintile of such universe during the previous five-year period. The Fund has not been in existence for a full 10-year period. The Board was satisfied with such performance.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such universe, and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period and the second-lowest quintile of such universe for the previous five- and 10-year periods. The independent Trustees met separately with the Fund’s lead portfolio manager to discuss various steps being taken to improve performance. While intending to continuously monitor this Fund, the Trustees were satisfied with management’s response and the efforts being taken to improve its performance.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-highest and middle quintiles, respectively, during the previous three-and five-year periods. The Fund has not been in existence for a full 10-year period. The Lipper report showed the Fund’s total return to be in the middle quintile of such universe during the one-year period and the second-highest and highest quintiles, respectively, of such universe for the previous three- and five-year periods on an annualized basis. The Board was satisfied with such performance.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe and on an annualized basis to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the middle quintile of such universe for the one-year period, and on an annualized basis to be in either the highest or next to highest quintile of such universe during the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Franklin Zero Coupon 2010 Fund – The performance universe for this Fund consisted of the Fund and three other target maturity funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be above the median of such universe and on an annualized basis to be above the median for the previous three- and 10-year periods and at the median for the previous five-year period. The Lipper report showed the Fund’s total return to be above the median of the performance universe during the one-year period and in each of the previous three- and 10-year periods and at the median for the previous five-year period on an annualized basis. The Board was satisfied with such performance.

Mutual Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of such universe and on an annualized basis to be in the second-highest or highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such universe, and on an annualized basis to also be in the highest or second-highest quintile for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of the performance universe, but on an annualized basis to be in the highest quintile during the previous three- and 10-year periods and middle quintile for the previous five-year period. The Board was satisfied with the Fund’s overall performance.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest quintile of such performance universe and on an annualized basis to be in the lowest quintile during the previous three-, five- and 10-year periods of such universe. The Board found such performance to be acceptable, noting the Fund’s stated conservative value approach to investing and its absolute levels of total return, which exceeded 10% for the one-year period and 21% and 28%, respectively, for the annualized three- and five-year periods as shown in the Lipper report.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile of such performance universe and on an annualized basis to be in the middle quintile during the previous three-year period, and in the second-lowest quintile of such universe during the previous five- and 10-year periods. In discussing this performance, management cited its disciplined and long-term value approach to investing and in finding such performance acceptable, the Board noted that changes in the Fund’s portfolio managers had taken place during the past year and discussed steps being taken by such managers to improve performance.

Templeton Global Asset Allocation Fund – The performance universe for this Fund consisted of the Fund and all global flexible portfolio funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Templeton Global Income Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period and the highest and second-highest quintiles of such universe during each of the previous five- and 10-year periods, respectively. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of its performance universe and on an annualized basis to be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such performance universe and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, the middle quintile for the previous five-year period, and the second-highest quintile for the previous 10-year period. Management discussed the reasons for the Fund’s relative underperformance in recent years emphasizing its disciplined, value-oriented, long-term approach to investments. In finding such performance to be acceptable, the Board noted changes in the Fund’s portfolio managers that had taken place during the previous year and steps being taken to improve the Fund’s performance.

COMPARATIVE EXPENSES.    Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund’s investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class 1 shares, or Class 2 shares for those Funds having only Class 2 shares. The results of such comparisons showed that both the contractual investment management fee rates and actual total expenses of the following Funds were in the least expensive quintile of their respective Lipper expense groups: Franklin Global Communications Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Income Securities Fund, Franklin Strategic Income Securities Fund, Franklin Small Cap Value Securities Fund and Templeton Global Income Securities Fund. The contractual investment management fee rate and actual total expense rate of Franklin Zero Coupon Fund 2010 were in each case the least expensive within its expense group. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds. The contractual investment management fee rate for Franklin Rising Dividends Securities Fund was below the median and its actual total expenses were in the least expensive quintile of its respective Lipper expense group. The Board was satisfied with the

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

comparative contractual investment management fees and expenses of the Fund. The contractual investment management fee rate for Franklin Small Mid-Cap Growth Securities Fund and Franklin U.S. Government Fund were below the median of their Lipper expense groups, with total expenses also below the median of their respective Lipper expense groups. The Board found such comparative expenses to be acceptable. The contractual investment management fee rates for Franklin Flex Cap Growth Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, and in each case total expenses were below the median of such groups. The Board was satisfied with the comparative expenses of these Funds, noting that expenses were subsidized through fee waivers. The contractual investment management fee rate as well as actual expenses for Franklin Large Cap Growth Securities Fund was slightly above the median of its Lipper expense group. The Board found the comparative expenses of this Fund to be acceptable, noting that its contractual investment management fee and actual total expenses were within 1 and 2 basis points, respectively, of its expense group median. The contractual investment management fee rate and actual total expenses of Templeton Global Asset Allocation Fund were each above, but within 5.1 basis points of, its Lipper expense group median and the Board found such comparative expenses acceptable, noting the overall good performance of this Fund. The contractual investment management fee rate and actual total expenses of Franklin Money Market Fund were both in the most expensive quintile of that Fund’s Lipper expense group. In discussing such expense comparisons, management stated that this Fund, which was already the smallest of its variable insurance funds, was continuously decreasing in size as the result of the discontinuance of sales to new investors by the insurance company that historically had utilized this Fund and whose accounts held substantially all of the Fund’s shares. Management further explained that such small size and its continuous reduction resulted in higher expense ratios for reasons including the inability to reach breakpoint levels provided in its management fee structure. The Board found the comparative expenses of the Fund to be acceptable in view of management’s explanation. The contractual investment fee rate for Templeton Growth Securities Fund was in the second most expensive quintile of its Lipper expense group, but its actual total expenses were at the expense group median. The Board found such expenses acceptable. The contractual investment management fee rate of Templeton Developing Markets Securities Fund was in the most expensive quintile of its expense group, while its total expenses were in the second most expensive quintile of such group. The Board found such expenses acceptable, noting factors raised by management, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in emerging markets geographical areas. The contractual investment management fee rate of Mutual Discovery Securities Fund, as well as the actual total expenses of such Fund, was in the most expensive quintile of its respective Lipper expense group. The contractual investment management fee rate of Mutual Shares Securities Fund was in the second most expensive quintile of its expense group, while its total expenses were slightly above its Lipper expense group median. In discussing these comparative expenses, management stated its view that the expenses of both Funds were at an appropriate level in view of their consistently superior investment performance, the quality and experience of their portfolio managers and the research-driven, fundamental value strategy employed in their portfolio selections. The Board found the comparative expenses of these Funds to be acceptable noting the points raised by management. The contractual investment fee rate for Franklin Global Real Estate Securities Fund was in the most expensive quintile of its Lipper expense group, while its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative expenses, noting that due to fee waivers this Fund’s actual management fee was in the least expensive quintile of its expense group. The contractual investment management fee rate for Templeton Foreign Securities Fund was in the middle quintile of its Lipper expense group, while its total expenses were in the least expensive quintile of such group, and the Board was satisfied with these expenses.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds’ Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. All of the Funds have management fee breakpoints that extend beyond their existing asset size and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedules of investment management fees provide a sharing of benefits for each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

One Franklin Parkway San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2008 08/08

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

N/A

Item 5.	Audit Committee of Listed Registrants.

N/A

Item 6.	Schedule of Investments.

N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer – Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer – Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Executive Officer – Finance and Administration

Date August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Executive Officer – Finance and Administration

Date August 27, 2008

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Financial Officer and Cheif Accounting Officer

Date August 27, 2008